JPMorgan Trust I

JPMorgan Trust IV

390 Madison Avenue

New York, NY 10017

April 20, 2026

Dear Shareholder:

You are receiving this Information Statement/Prospectus because you own shares in one or more of the following funds (each, a “Target Fund”):

•	JPMorgan California Tax Free Bond Fund, a series of JPMorgan Trust I
•	JPMorgan New York Tax Free Bond Fund, a series of JPMorgan Trust I
•	JPMorgan Preferred and Income Securities Fund, a series of JPMorgan Trust IV
•	JPMorgan U.S. GARP Equity Fund, a series of JPMorgan Trust I

Each Target Fund currently operates as an open-end mutual fund. These Target Funds will be reorganized into exchange-traded funds (“ETFs”) through the reorganization of each Target Fund into a newly-created ETF (each an “Acquiring Fund” and together with the Target Funds, the “Funds”). ETFs are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

•

A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

•

A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s net asset value (“NAV”). An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

Following the reorganizations, each Target Fund will be liquidated (each such reorganization and liquidation, a “Reorganization”). The Acquiring Funds will continue to be managed by J.P. Morgan Investment Management Inc. (“JPMIM”). Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies, substantially similar investment strategies, and similar investment risk profiles, except for the below changes:

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For JPMorgan U.S. GARP Equity Fund, JPMorgan Fundamental Data Science Large Growth ETF’s investment process will be changed from a fundamental and quantitative process to a fundamental data science approach and the portfolio management team will change. In addition, in order to meet the requirements of Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the ETF will have a new 80% policy that will invest 80% in equity securities of large capitalization growth companies (companies with market capitalizations similar to those within the universe of the Russell 1000® Growth Index), while the mutual fund currently invests at least 80% in equity securities of U.S. large and mid-capitalization companies.

The mutual funds and ETFs, however, are subject to different operational risks.

The table below sets forth each of the Acquiring Funds and the anticipated schedule for each Reorganization:

Target Fund	Acquiring Fund	Expected Closing Date
JPMorgan California Tax Free Bond Fund	JPMorgan California Tax Free Bond ETF	June 12, 2026
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Tax Free Bond ETF	June 12, 2026
JPMorgan Preferred and Income Securities Fund	JPMorgan Preferred and Income Securities ETF	July 10, 2026
JPMorgan U.S. GARP Equity Fund	JPMorgan Fundamental Data Science Large Growth ETF	July 10, 2026

Each Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation, a form of which is included as Appendix A to these materials. Each Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended.

In connection with a Reorganization, shareholders who hold their shares of a Target Fund through a brokerage account that can accept shares of an ETF will receive ETF shares of the corresponding Acquiring Fund equal in value to their investment in the Target Fund, including a cash payment in lieu of fractional shares of the corresponding Acquiring Fund, which cash payment may be taxable. As discussed further below, some shareholders may need to take additional action in order to receive shares of an Acquiring Fund in connection with a Reorganization. However, a Reorganization will not dilute the value of your investment.

We believe each Reorganization will provide multiple benefits for investors. These benefits include:

1)

Lower Expenses: Upon the closing of each Reorganization, total annual fund operating expenses of each Acquiring Fund are expected to be lower, and in many cases significantly lower, than the net expenses of each share class of its corresponding Target Fund after taking into consideration expense limitation agreements JPMIM has entered into with each Acquiring Fund for a term of at least three years from the date of each Reorganization. After three years following the Reorganization, the fees and expenses of the Acquiring Fund may be higher than for those who held shares of the corresponding Target Fund’s Class R6 Shares prior to the Reorganization.

2)

Additional Trading Flexibility: Unlike mutual fund shares of a Target Fund, which can only be purchased or sold once per day based on the Target Fund’s NAV, shares of the Acquiring Funds can be purchased or sold throughout a trading day on an exchange based on market prices. This additional flexibility can give Acquiring Fund shareholders a greater ability to adjust their investment allocations based on developments that may occur throughout a trading day.

3)

Increased Transparency: As a shareholder of an Acquiring Fund, you will gain the benefit of full daily transparency into the underlying portfolio holdings of your Acquiring Fund. The Target Funds do not provide full daily transparency into their underlying portfolio holdings.

4)

Enhanced Tax Efficiency: Reorganizing the JPMorgan U.S. GARP Equity Fund into JPMorgan Fundamental Data Science Large Growth ETF, which generally expects to effect its creations and redemptions in-kind, has the potential to reduce capital gains distributions and improve tax efficiency. Because JPMorgan California Tax Free Bond ETF, JPMorgan New York Tax Free Bond ETF, and JPMorgan Preferred and Income Securities ETF generally expect to effect their creations and redemptions entirely or in part on a cash basis, it will not benefit from the enhanced tax efficiency of the ETF structure to the same extent as the JPMorgan Fundamental Data Science Large Growth ETF. The Reorganization should still

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provide some enhanced tax efficiency for the JPMorgan California Tax Free Bond ETF, JPMorgan New York Tax Free Bond ETF, and JPMorgan Preferred and Income Securities ETF, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

5)

Tax-Free Reorganization: Shareholders of a Target Fund generally will not recognize a taxable gain (or loss) for U.S. federal income tax purposes as a result of a Reorganization (except with respect to cash received, as explained in later sections of this document). It is expected, however, that JPMorgan U.S. GARP Equity Fund will distribute significant capital gains to shareholders in taxable distributions prior to its Reorganization. This is because many existing shareholders are expected to redeem their shares as they are held in retirement plans that cannot accommodate ETFs. As a result, JPMorgan U.S. GARP Equity Fund shareholders may be required to pay more taxes, or pay taxes sooner, than they would have been required to absent the U.S. GARP Equity Reorganization.

We acknowledge, however, that the Reorganizations will subject investors to certain ETF-specific risks, including the risk that shares of an Acquiring Fund will trade at market prices that may be above (premium) or below (discount) the Acquiring Fund’s NAV or that the Acquiring Fund’s “authorized participants” will not engage in creation or redemption transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that shareholders do not experience as shareholders of the Target Funds.

At a meeting held February 10-12, 2026, the Board of Trustees of each Target Fund, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Target Funds as that term is defined in the 1940 Act), approved each Reorganization and determined, with respect to each Reorganization, that participation in the Reorganization is in the best interests of the Target Fund and the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. No shareholder vote is required to complete the Reorganizations. We are not asking you for a proxy and you are requested not to send us a proxy.

Importantly, in order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your shares of a Target Fund through a brokerage account that can accept shares of an ETF (the corresponding Acquiring Fund). If you do not hold your shares of a Target Fund through that type of brokerage account, you will not receive shares of an Acquiring Fund as part of a Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. The liquidation of your investment and return of cash may be subject to tax. It may take time for you to receive your cash. If you hold shares of a Target Fund through a fund direct individual retirement account and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of the JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares. Alternatively, if you hold your shares of a Target Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in a Target Fund to a different investment option prior to a Reorganization. In some cases, this transfer may be subject to tax. Please consult with your financial intermediary for more information on the impact that a Reorganization will have on you and your investments.

If you do not currently hold your shares of a Target Fund through a brokerage account that can hold shares of an Acquiring Fund, please review the accompanying materials closely for additional actions that you must take to receive shares of an Acquiring Fund as part of a Reorganization. No further action is required for shareholders that hold shares of a Target Fund through a brokerage account that can hold shares of an Acquiring Fund.

If you do not wish to participate in a Reorganization, you can exchange your Target Fund shares for shares of another J.P. Morgan mutual fund that is not participating in a Reorganization or redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action.

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The accompanying Information Statement/Prospectus provides more information about the Reorganizations. Please carefully review the additional information provided in this document. If you have questions, please call 1-800-480-4111.

Sincerely,

Matthew J. Kamburowski

President

JPMorgan Trust I

JPMorgan Trust IV

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QUESTIONS AND ANSWERS

Shareholders should read this entire Information Statement/Prospectus carefully.

The following is a brief Q&A that will help explain the Reorganizations (as defined below), including the reasons for the Reorganizations. A more detailed discussion of the Reorganizations follows this section.

Q. What is happening to my investment? Why am I receiving an Information Statement/Prospectus?

A. You are receiving this Information Statement/Prospectus because you own shares in one or more of the following funds: JPMorgan California Tax Free Bond Fund, JPMorgan New York Tax Free Bond Fund, JPMorgan Preferred and Income Securities Fund, and JPMorgan U.S. GARP Equity Fund (each, a “Target Fund”).

Each Target Fund currently operates as an open-end mutual fund. These Target Funds will be reorganized into exchange-traded funds (“ETFs”) through the reorganization of each Target Fund into a newly-created ETF (each an “Acquiring Fund” and together with the Target Funds, the “Funds”). Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies, except for the changes discussed in the section entitled “How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?” Following the reorganizations, each Target Fund will be liquidated (each such reorganization and liquidation, a “Reorganization”). The chart below lists the name of each Target Fund and its corresponding Acquiring Fund:

Target Fund	Acquiring Fund

JPMorgan California Tax Free Bond Fund	JPMorgan California Tax Free Bond ETF

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Tax Free Bond ETF

JPMorgan Preferred and Income Securities Fund	JPMorgan Preferred and Income Securities ETF

JPMorgan U.S. GARP Equity Fund	JPMorgan Fundamental Data Science Large Growth ETF

Each Reorganization will be accomplished in accordance with its respective Agreement and Plan of Reorganization and Liquidation (each, a “Plan”). Each Plan provides for the transfer of all of the assets and liabilities of a Target Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled (including cash in lieu of fractional shares of the Acquiring Fund) in complete liquidation of the Target Fund, except as noted below.

If you remain a shareholder of a Target Fund on the Closing Date (as defined below) of a Reorganization, you will receive shares of the corresponding Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Funds are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable. If you do not hold your shares of a Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. The liquidation of your investment and return of cash may be taxable. If you hold your shares of a Target Fund through a fund direct individual retirement account (“IRA”) and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares.

Q. What are the differences between an ETF and a mutual fund?

A. ETFs are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

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•

A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

•

A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that shareholders do not experience as shareholders of the Target Funds.

Q. Has the Board of Trustees of each Target Fund approved the Reorganizations?

A. Yes. The Board of Trustees of each Target Fund (collectively, the “Target Funds Board”) approved its applicable Reorganization at a meeting held February 10-12, 2026, following an initial presentation by J.P. Morgan Investment Management Inc. (“JPMIM”) in November 2025. The Target Funds Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Target Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that, for each Target Fund, the participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund’s shareholders will not be diluted as a result of the Reorganization.

Q. What information did the Target Funds Board consider when evaluating the Reorganizations?

A. The Target Funds Board considered the Reorganizations proposed by JPMIM and approved each Plan with respect to each Target Fund. In considering each Plan, the Target Funds Board requested and received detailed information from the officers of the Target Fund Trusts, and representatives of JPMIM, regarding the Reorganizations, including: (1) the investment objectives, investment strategies, and fundamental investment policies of each Target Fund and the corresponding Acquiring Fund; (2) a comparison of the fees and expenses of the Funds; (3) the proposed plans for ongoing management, distribution, and operation of the Acquiring Funds; (4) the management and business of JPMIM and its affiliates; (5) the impact of the Reorganizations on the Target Funds and shareholders of the Target Funds, including different subsets of Target Fund shareholders; and (6) the specific terms of the Plan.

Q. Why are the Reorganizations occurring?

A. Each Target Fund’s investment adviser, JPMIM, proposed that the Target Fund be reorganized into its corresponding Acquiring Fund because of certain benefits associated with the ETF structure, which JPMIM believes will better serve the interests of Target Fund shareholders. As discussed in more detail below, these shareholder benefits include lower expenses, additional trading flexibility, increased transparency and the potential for enhanced tax efficiency.

Q. How will the Reorganizations affect me as a shareholder?

A. If your Reorganization is consummated, you will cease to be a shareholder of a Target Fund. In order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your shares of a Target Fund through a brokerage account that can accept shares of an ETF (the corresponding Acquiring Fund) on the Closing Date of the Reorganization. If you hold your shares of a Target Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of your Reorganization, you will receive shares of an Acquiring Fund and, in some cases, cash having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Funds are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable.

Q. What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganizations?

The following account types cannot hold shares of ETFs:

•

Non-Accommodating Brokerage Accounts. If you hold your shares of a Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Non-Accommodating Retirement Accounts. If you hold your shares of a Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the applicable Reorganization or, if applicable, your financial intermediary may transfer your investment in a Fund to a different investment option prior to the Reorganization.

•

Fund Direct Accounts. If you hold your shares of a Target Fund in an account directly with the Target Fund at its transfer agent, SS&C GIDS, Inc. (formerly, DST Asset Manager Solutions, Inc.) (a “fund direct account”), you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the corresponding Acquiring Fund prior to the Reorganization. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Fund Direct IRA. If you hold your shares of a Target Fund through a fund direct IRA and do not take action to transfer your investment in a Target Fund to a different investment option prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you do not currently hold your shares of a Target Fund through a brokerage account that can hold shares of an Acquiring Fund, please see the information below for additional actions that you must take to receive shares of an Acquiring Fund as part of a Reorganization. No further action is required for shareholders that hold shares of a Target Fund through a brokerage account that can hold shares of an Acquiring Fund.

If you are unsure about the ability of your account to accept shares of an Acquiring Fund, please call 1-800-480-4111 or contact your financial advisor or other financial intermediary.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of JPMorgan California Tax Free Bond ETF will be listed for trading on June 15, 2026. Shares of JPMorgan New York Tax Free Bond ETF will be listed for trading on June 15, 2026. Shares of JPMorgan Preferred and Income Securities ETF will be listed for trading on July 13, 2026. Shares of JPMorgan Fundamental Data Science Large Growth ETF will be listed for trading on July 13, 2026. Shares of the Acquiring Funds may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of an Acquiring Fund after a Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because each Acquiring Fund’s shares trade at market prices rather than at NAV, an Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q. How do I transfer my Target Fund shares from a fund direct account to a brokerage account that will accept Acquiring Fund shares?

A. Transferring your shares from a fund direct account to a brokerage account that can accept shares of an Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with a Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as an Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q. How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

A. The broker where you hold your Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q. Am I Being Asked to Vote on the Reorganizations?

A. No. Shareholders of the Target Funds are not required to approve the Reorganizations under state or federal law, the 1940 Act, or the organizational documents governing the Target Funds. We are not asking you for a proxy and you are requested not to send us a proxy.

Q. Will the Reorganizations affect the way my investments are managed?

A. No. JPMIM is the investment adviser to each of the Target Funds and will continue to serve as the investment adviser to each of the Acquiring Funds. The same individuals currently responsible for the day-to-day portfolio management of JPMorgan California Tax Free Bond Fund, JPMorgan New York Tax Free Bond Fund and JPMorgan Preferred and Income Securities Fund will continue to be responsible for the day-to-day portfolio management of its corresponding Acquiring Fund. A new portfolio management team will be responsible for the day-to-day portfolio management of JPMorgan Fundamental Data Science Large Growth ETF. Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies, except for the changes discussed in the section entitled “How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?”

Q. Will the fees and expenses of the Acquiring Funds be lower than the fees and expenses of the Target Funds?

A. Yes. Following the Reorganizations, each Acquiring Fund is expected to have a lower net expense ratio than each share class of its corresponding Target Fund after taking into consideration fees waived and/or expenses reimbursed pursuant to expense limitation agreements agreed to by JPMIM. The Acquiring Funds’ expense limitation agreements will remain in effect for at least three years from the effective date of each Reorganization. After the initial three-year period following the effective date of each Reorganization, each Acquiring Fund has the potential to benefit from lower gross expenses as compared to its corresponding Target Fund, although the fees and expenses of the Acquiring Fund may also be higher than for those who held shares of the corresponding Target Fund’s Class R6 Shares prior to the Reorganization.

More information on the effects of the potential expense reductions is available in the Information Statement/Prospectus.

Q. Are there other benefits that I will experience as a shareholder of an Acquiring Fund?

A. Yes. In addition to lower expenses, as a shareholder of an Acquiring Fund you will also benefit from additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

•

Additional Trading Flexibility. As a shareholder of a Target Fund you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. As a shareholder of an Acquiring Fund, however, you will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher (at a premium) or lower (at a discount) than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

•

Increased Transparency. Currently, the Target Funds only provide periodic disclosure of their complete portfolio holdings. Following the Reorganizations, however, each Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Funds, will be found on each Acquiring Fund’s website at jpmorganfunds.com.

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Enhanced Tax Efficiency. Shareholders of the JPMorgan U.S. GARP Equity Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold by a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund. The other Acquiring Funds generally expect to effect its creations and redemptions entirely or in part on a cash basis, unlike JPMorgan Fundamental Data Science Large Growth ETF, which generally expects to effect its creations and redemptions in-kind. Accordingly, these other Acquiring Funds will not benefit from the enhanced tax efficiency of the ETF structure to the same extent as JPMorgan Fundamental Data Science Large Growth ETF. The Reorganizations should still provide some enhanced tax efficiency for these Acquiring Funds, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. Capital gains from securities sales by the Target Funds prior to the Reorganizations may be distributed either (i) by the Target Funds prior to the Reorganizations or (ii) by the Acquiring Funds after the Reorganizations.

Q. Will I be subject to comparable investment risks as a shareholder of an Acquiring Fund?

A. Yes. As noted above, each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies, except for the changes discussed in the section entitled “How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?” Therefore, the Acquiring Funds will be subject to similar investment risks as their corresponding Target Funds.

For additional discussion of these and other risk factors, please see the section entitled “Description of Investment Risks.”

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Q. Will I be subject to additional ETF-specific structural risks as a shareholder of an Acquiring Fund?

A. As a shareholder of an Acquiring Fund, you will be subject to risks related to the Acquiring Fund’s ETF structure. For example, you will be subject to the risk that shares of your Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that your Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with an Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Additionally, following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that shareholders do not experience as shareholders of the Target Funds.

For additional discussion of these and other risk factors, please see the section entitled “Description of Structural Risks.”

Q. Is there anything else that will be different once I am a shareholder of an Acquiring Fund?

A. Yes. As a shareholder of a Target Fund, you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund, subject to any applicable sales charges and fees.

Individual Acquiring Fund shares may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of an Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.

In addition, each of the Target Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Funds, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of a Target Fund, shareholders of an Acquiring Fund will not own a particular class of shares.

Q. Will the Target Funds or Acquiring Funds charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganizations?

A. No. Neither the Target Funds nor the Acquiring Funds will charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganizations.

Q. When are the Reorganizations expected to occur?

A. JPMIM anticipates that the Reorganizations will occur after the close of trading on the following dates (each, a “Closing Date”):

Target Fund	Acquiring Fund	Expected Closing Date

JPMorgan California Tax Free Bond Fund	JPMorgan California Tax Free Bond ETF	June 12, 2026

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Tax Free Bond ETF	June 12, 2026

JPMorgan Preferred and Income Securities Fund	JPMorgan Preferred and Income Securities ETF	July 10, 2026

JPMorgan U.S. GARP Equity Fund	JPMorgan Fundamental Data Science Large Growth ETF	July 10, 2026

A Closing Date may be delayed. The Target Fund in which you hold shares will publicly disclose any changes to the applicable Closing Date.

Q. Who will pay the costs in connection with the Reorganizations?

A. JPMIM will pay for the costs incurred by the Funds associated with the Reorganizations (including the legal costs associated with the Reorganizations) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Funds and Acquiring Funds associated with the Reorganizations, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of a Reorganization. JPMIM will pay for these costs, pursuant to the Plan, whether or not the Reorganizations are consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM.

Q. Will the Reorganizations result in any federal tax liability to me?

A. The Reorganizations are intended to be treated as tax-free reorganizations for U.S. federal income tax purposes. If the Reorganizations qualify for tax-free treatment, Target Fund shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Target Fund shares for Acquiring Fund shares pursuant to the Reorganizations (except with respect to cash received, if any). Capital gains from securities sales by the Target Funds prior to the Reorganizations may be (and with respect to the Reorganization of JPMorgan U.S. GARP Equity Fund, are expected to be) distributed by the Target Funds prior to the Reorganizations or by the Acquiring Funds after the Reorganizations. JPMorgan U.S. GARP Equity Fund is expected to realize significant capital gains, currently estimated to represent approximately 11.7%-14.8% of the NAV of JPMorgan U.S. GARP Equity Fund and estimated to be $231,337,000-$292,833,000 as of December 31, 2025, in connection with its Reorganization because a significant portion of existing shareholders are expected to redeem their shares as they are held in retirement plans that cannot accommodate ETFs. Although we have calculated an estimate of the impact of the capital gains caused by shareholder redemptions, the actual impact will change based on various factors, including the amount of the redemptions, market conditions and portfolio turnover and may be more or less than the estimates. As a result, it is expected to be necessary for JPMorgan U.S. GARP Equity Fund to distribute some or all of these gains to shareholders in taxable distributions prior to its Reorganization (which would be in addition to any distributions necessitated by portfolio turnover prior to its Reorganization). As a result, these shareholders may be required to pay more taxes, or pay taxes sooner, than they would have been required to absent the U.S. GARP Equity Reorganization.

Different tax considerations apply to you if you hold your shares of a Target Fund through a fund direct IRA and exchange your Target Fund shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund. In addition, as described above, you may also experience tax consequences if your investment is liquidated and the cash value of your Target Fund shares is returned to you or if your shares of a Target Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of a Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization.

Shareholders should consult their tax advisors about possible state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganizations only.

Q. Can I purchase, redeem, or exchange shares of a Target Fund before the Reorganization takes place?

A. Yes. Purchase orders, exchange orders, and redemption orders must be received by the Target Funds by the dates indicated below:

Target Fund	Final Date to Purchase Target Fund Shares or Exchange Shares of Another J.P. Morgan Mutual Fund for Target Fund Shares	Final Date to Redeem Target Fund Shares or Exchange Target Fund Shares for Shares of Another J.P. Morgan Mutual Fund

JPMorgan California Tax Free Bond Fund	June 10, 2026	June 11, 2026

JPMorgan New York Tax Free Bond Fund	June 10, 2026	June 11, 2026

JPMorgan Preferred and Income Securities Fund	July 8, 2026	July 9, 2026

JPMorgan U.S. GARP Equity Fund	July 8, 2026	July 9, 2026

These dates may change if the Closing Date of a Reorganization changes. Any changes to a Closing Date of a Reorganization will be communicated to shareholders.

If you do not want to receive shares of an Acquiring Fund in connection with a Reorganization, you can exchange your Target Fund shares for shares of another J.P. Morgan mutual fund that is not participating in a Reorganization or redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. If you hold your shares in a taxable account, redemption of your Target Fund shares will be a taxable event, and you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q.  Whom do I contact for further information?

A. If you have questions, please call 1-800-480-4111. You can also find information online at www.jpmorganfunds.com.

Important additional information about the Reorganizations is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

INFORMATION STATEMENT/PROSPECTUS

Dated April 20, 2026

JPMorgan Trust I

JPMorgan Trust IV

390 Madison Avenue

New York, NY 10017

This Information Statement/Prospectus is being furnished to shareholders of certain series (each, a “Target Fund”) of JPMorgan Trust I (“Trust I”) and JPMorgan Trust IV (“Trust IV” and together with Trust I, the “Target Fund Trusts”) to inform them of a plan to reorganize each Target Fund into an exchange-traded fund (“ETF”), which will continue to be managed by JPMIM.

Each Target Fund will be reorganized into a newly-created ETF (each, an “Acquiring Fund” and together with the Target Funds, the “Funds”) that is a series of J.P. Morgan Exchange-Traded Fund Trust (the “ETF Trust” and together with the Target Fund Trusts, the “Trusts”), and each Target Fund will subsequently be liquidated (each such reorganization and liquidation, a “Reorganization”). The Reorganizations are set forth in the table below.

Reorganization	Target Fund	Acquiring Fund
California Tax Free Bond Reorganization	JPMorgan California Tax Free Bond Fund	JPMorgan California Tax Free Bond ETF
New York Tax Free Bond Reorganization	JPMorgan New York Tax Free Bond Fund	JPMorgan New York Tax Free Bond ETF
Preferred and Income Securities Reorganization	JPMorgan Preferred and Income Securities Fund	JPMorgan Preferred and Income Securities ETF
U.S. GARP Equity Reorganization	JPMorgan U.S. GARP Equity Fund	JPMorgan Fundamental Data Science Large Growth ETF

At a meeting held February 10-12, 2026, the Board of Trustees of each Target Fund (collectively, the “Target Funds Board”) approved the applicable Reorganization. The Target Funds Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Target Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that, for each Target Fund, participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Target Funds Board and the Board of Trustees of each Acquiring Fund (the “Acquiring Funds Board”) are comprised of the same individuals.

Each Reorganization will be accomplished in accordance with its respective Agreement and Plan of Reorganization and Liquidation (each, a “Plan”). Each Plan provides for the transfer of all of the assets and liabilities of a Target Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled (including cash in lieu of fractional shares of the Acquiring Fund) in complete liquidation of the Target Fund, except as noted below. A copy of the form of the Plan pertaining to the Reorganizations is included as Appendix A to this Information Statement/Prospectus.

For federal income tax purposes, each Reorganization is intended to be structured as a tax-free transaction for the Target Fund, the Acquiring Fund, and the shareholders of the Target Fund. If you remain a shareholder of a Target Fund on the Closing Date (as defined below) of a Reorganization, you will receive shares of the corresponding Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Since shares of the Acquiring Funds are not issued in fractional shares, cash will be paid to shareholders in lieu of fractional shares of an Acquiring Fund, which may be taxable. If you do not hold your shares of a Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. If you hold shares of a Target Fund through a fund direct individual retirement account (“IRA”) and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares. Alternatively, if you hold your shares of a Target Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in a Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies, except for the changes discussed in the section entitled “How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?” The principal executive offices of each Target Fund Trust and the ETF Trust are located at 390 Madison Avenue New York, NY 10017.

Shares of JPMorgan California Tax Free Bond ETF, JPMorgan New York Tax Free Bond ETF, and JPMorgan Preferred and Income Securities ETF will be listed for trading on NYSE Arca, Inc. Shares of JPMorgan Fundamental Data Science Large Growth ETF will be listed for trading on The NASDAQ Stock Market LLC.

The Reorganizations are anticipated to occur after the close of trading on the following dates (each, a “Closing Date”):

Reorganization	Expected Closing Date
California Tax Free Bond Reorganization	June 12, 2026
New York Tax Free Bond Reorganization	June 12, 2026
Preferred and Income Securities Reorganization	July 10, 2026
U.S. GARP Equity Reorganization	July 10, 2026

A Closing Date may be delayed. The Target Fund in which you hold shares will publicly disclose any changes to the applicable Closing Date.

In preparation for the closing of each Reorganization, purchase orders, exchange orders, and redemption orders must be received by the Target Funds by the dates indicated below:

Target Fund	Final Date to Purchase Target Fund Shares or Exchange Shares of Another J.P. Morgan Mutual Fund for Target Fund Shares	Final Date to Redeem Target Fund Shares or Exchange Target Fund Shares for Shares of Another J.P. Morgan Mutual Fund

JPMorgan California Tax Free Bond Fund	June 10, 2026	June 11, 2026

JPMorgan New York Tax Free Bond Fund	June 10, 2026	June 11, 2026

JPMorgan Preferred and Income Securities Fund	July 8, 2026	July 9, 2026

JPMorgan U.S. GARP Equity Fund	July 8, 2026	July 9, 2026

These dates may change if the Closing Date of a Reorganization changes. Any changes to a Closing Date of a Reorganization will be communicated to shareholders.

To the extent that you hold your shares of a Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund, any shares of a Target Fund that you hold after the final redemption dates listed above will be reorganized into shares of the corresponding Acquiring Fund as a result of the Reorganization.

The Acquiring Funds are expected to begin trading on the following dates:

Acquiring Fund	Expected First Date for Trading
JPMorgan California Tax Free Bond ETF	June 15, 2026
JPMorgan New York Tax Free Bond ETF	June 15, 2026
JPMorgan Preferred and Income Securities ETF	July 13, 2026
JPMorgan Fundamental Data Science Large Growth ETF	July 13, 2026

This Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before investing. This Information Statement/Prospectus, which constitutes part of a Registration Statement filed by the ETF Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Funds and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Information Statement/Prospectus and the proposed Reorganizations (the “Statement of Additional Information”), dated April 20, 2026, is available upon request and without charge by contacting the Funds. This Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus.

•

Target Fund prospectuses dated July 1, 2025, for JPMorgan California Tax Free Bond Fund (Class A, Class C, Class I, and Class R6 Shares), which are on file with the SEC (File No. 811-21295) (Accession No. 0001193125-25-148535);

•

Target Fund prospectuses dated July 1, 2025, for JPMorgan New York Tax Free Bond Fund (Class A, Class C, Class I, and Class R6 Shares), which are on file with the SEC (File No. 811-21295) (Accession No. 0001193125-25-148535);

•

Target Fund prospectuses dated November 1, 2025, for JPMorgan Preferred and Income Securities Fund (Class A, Class C, Class I, and Class R6 Shares), which are on file with the SEC (File No. 811-23117) (Accession No. 0001193125-25-246487);

•

Target Fund prospectuses dated November 1, 2025, for JPMorgan U.S. GARP Equity Fund (Class A, Class C, Class I, Class R2, Class R5, and Class  R6 Shares), which are on file with the SEC (File No.  811-21295) (Accession No. 0001193125-25-246532);

•	Acquiring Fund prospectus dated March 4, 2026, for JPMorgan California Tax Free Bond ETF, which is on file with the SEC (File No. 811-22903) (Accession No. 0001193125-26-090928);

•	Acquiring Fund prospectus dated March 4, 2026, for JPMorgan New York Tax Free Bond ETF, which is on file with the SEC (File No. 811-22903) (Accession No. 0001193125-26-090928);

•	Acquiring Fund prospectus dated March 4, 2026, for JPMorgan Preferred and Income Securities ETF, which is on file with the SEC (File No. 811-22903) (Accession No. 0001193125-26-090928);

•	Acquiring Fund prospectus dated March 4, 2026, for JPMorgan Fundamental Data Science Large Growth ETF, which is on file with the SEC (File No. 811-22903) (Accession No. 0001193125-26-090928).

The Target Funds can be reached by calling 1-800-480-4111 or by writing to:

J.P. Morgan Funds Services

P.O. Box 219143

Kansas City, MO 64121-9143

The Target Funds’ prospectuses, statements of additional information, annual reports, semi-annual reports, and financial statements and other information filed with the SEC on Form N-CSR where applicable, are available at https://am.jpmorgan.com/us/en/asset-management/adv/products/fund-documents.

You may request free copies of the Target Funds’ prospectuses and statements of additional information (including any supplement thereto), the Acquiring Funds’ prospectuses and statements of additional information, and the Statement of Additional Information by calling collect at 1-800-480-4111, or by writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143.

A copy of each applicable Acquiring Fund prospectus accompanies this Information Statement/Prospectus.

You may also request free copies of the Acquiring Funds’ prospectuses and statements of additional information and the Statement of Additional Information by calling collect at 1-844-457-6383, or by writing to J.P. Morgan Exchange-Traded Funds, 390 Madison Avenue New York, NY 10017.

Because the Acquiring Funds have not yet commenced operations, no shareholder reports are available for them.

All available materials have been filed with the SEC.

Each Fund also files proxy materials, information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the SEC’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

This Information Statement/Prospectus dated April 20, 2026, is expected to be mailed to shareholders of the Target Funds on or about May 4, 2026.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the Plan relating to the Reorganizations, a form of which is attached to this Information Statement/Prospectus in Appendix A, and the applicable Acquiring Fund prospectus(es), which accompanies this Information Statement/Prospectus. For purposes of this Information Statement/Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the Target Funds.

What is happening to the Target Funds?

Each Target Fund currently operates as an open-end mutual fund. These Target Funds will be reorganized into ETFs through the reorganization of each Target Fund into a newly-created corresponding Acquiring Fund. Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies, except for the changes discussed in the section entitled “How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?” Each reorganization of a Target Fund into its corresponding Acquiring Fund, along with the subsequent liquidation of each Target Fund, is referred to in this Information Statement/Prospectus as a “Reorganization,” and each Reorganization will be accomplished in accordance with an Agreement and Plan of Reorganization and Liquidation (a “Plan”). For reference purposes, the identification of each Reorganization, Target Fund and corresponding Acquiring Fund is listed in the chart below.

Reorganizations	Target Fund	Acquiring Fund
California Tax Free Bond Reorganization	JPMorgan California Tax Free Bond Fund	JPMorgan California Tax Free Bond ETF
New York Tax Free Bond Reorganization	JPMorgan New York Tax Free Bond Fund	JPMorgan New York Tax Free Bond ETF
Preferred and Income Securities Reorganization	JPMorgan Preferred and Income Securities Fund	JPMorgan Preferred and Income Securities ETF
U.S. GARP Equity Reorganization	JPMorgan U.S. GARP Equity Fund	JPMorgan Fundamental Data Science Large Growth ETF

Shares of JPMorgan California Tax Free Bond ETF, JPMorgan New York Tax Free Bond ETF, and JPMorgan Preferred and Income Securities ETF will be listed for trading on NYSE Arca, Inc. Shares of JPMorgan Fundamental Data Science Large Growth ETF will be listed for trading on The NASDAQ Stock Market LLC.

How will the Reorganizations be implemented?

Each Plan provides for the transfer of all of the assets and liabilities of a Target Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate net asset value of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled (including cash in lieu of fractional shares of the Acquiring Fund) in complete liquidation of the Target Fund, except as noted below.

Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account. If a shareholder does not hold their shares of a Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. If a shareholder holds shares of a Target Fund through a fund direct IRA, the shareholder’s Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of the shareholder’s Target Fund shares unless the shareholder provides alternative direction prior to the Reorganization. Alternatively, if a shareholder holds their shares of a Target

Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, a financial intermediary may transfer the shareholder’s investment in a Target Fund to a different investment option prior to the Reorganization. In some cases, this transfer may be subject to fees and expenses and may also be subject to tax. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of a Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur after the close of business on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The expected Closing Dates of each Reorganization are indicated below:

Reorganization	Expected Closing Date
California Tax Free Bond Reorganization	June 12, 2026
New York Tax Free Bond Reorganization	June 12, 2026
Preferred and Income Securities Reorganization	July 10, 2026
U.S. GARP Equity Reorganization	July 10, 2026

A Closing Date may be delayed. The Target Fund in which you hold shares will publicly disclose any changes to the applicable Closing Date.

Why are the Reorganizations happening and did the Board approve the Reorganizations?

After consideration of all relevant factors, including the potential impact of the Reorganizations on different subsets of the Target Funds’ shareholders, each Target Fund’s investment adviser, J.P. Morgan Investment Management Inc. (“JPMIM”), proposed to the Target Funds Board that each Target Fund be reorganized into its corresponding Acquiring Fund because of certain benefits associated with the ETF structure, which JPMIM believes will better serve the interests of Target Fund shareholders. As discussed in more detail below, these benefits include lower expenses, additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

Current shareholders of each class of the Target Funds are expected to benefit directly from the reduced net expense ratio of each corresponding Acquiring Fund. In addition, current shareholders of each class of the JPMorgan U.S. GARP Equity Fund also are expected to benefit from the potential for greater cash efficiency with the ETF structure. ETFs typically do not have to maintain as large cash positions or sell as many securities to meet redemption requests. Accordingly, the JPMorgan Fundamental Data Science Large Growth ETF may operate with less cash and incur lower transaction costs than its Target Fund. Because it is anticipated that JPMorgan California Tax Free Bond ETF, JPMorgan New York Tax Free Bond ETF, and JPMorgan Preferred and Income Securities ETF may create and redeem entirely or in part on a cash basis, each of these Acquiring Funds is expected to maintain cash positions similar to its respective corresponding Target Fund.

Current shareholders of each class of the JPMorgan U.S. GARP Equity Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure with respect to the management of capital gains distributions. In connection with its Reorganization, however, JPMorgan U.S. GARP Equity Fund is expected to realize significant capital gains, currently estimated to represent approximately 11.7%-14.8% of the NAV of JPMorgan U.S. GARP Equity Fund and estimated to be $231,337,000-$292,833,000 as of December 31, 2025, because a significant portion of existing shareholders will redeem their shares as they are held in retirement plans that cannot accommodate ETFs. Although we have calculated an estimate of the impact of the capital gains caused by shareholder redemptions, the actual impact will change based on various factors, including the amount of the redemptions, market conditions and portfolio turnover and may be more or less than the estimates. As a result, it is expected to be necessary for JPMorgan

U.S. GARP Equity Fund to distribute some or all of these gains to shareholders in taxable distributions prior to its Reorganization (which would be in addition to any distributions necessitated by portfolio turnover prior to its Reorganization). As a result, these shareholders may be required to pay more taxes, or pay taxes sooner, than they would have been required to absent the U.S. GARP Equity Reorganization.

The JPMorgan California Tax Free Bond ETF, JPMorgan New York Tax Free Bond ETF, and JPMorgan Preferred and Income Securities ETF will not benefit from the enhanced tax efficiency of the ETF structure to the same extent as the JPMorgan Fundamental Data Science Large Growth ETF, though the Reorganizations should still provide some enhanced tax efficiency for these Acquiring Funds, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. The JPMorgan California Tax Free Bond ETF, JPMorgan New York Tax Free Bond ETF, and JPMorgan Preferred and Income Securities ETF generally expect to effect its creations and redemptions entirely or in part on a cash basis, unlike the JPMorgan Fundamental Data Science Large Growth ETF, which generally expects to effect its creations and redemptions in-kind.

Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies, except for the changes discussed in the section entitled “How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?” The Acquiring Funds, however, will have the benefits of operating in the ETF structure, in addition to being exposed to certain ETF-specific risks. JPMIM will continue as the investment adviser of each Acquiring Fund after the Reorganization and with respect to JPMorgan California Tax Free Bond ETF, JPMorgan New York Tax Free Bond ETF and JPMorgan Preferred and Income Securities ETF, no change in portfolio managers will result from the Reorganization. A new portfolio management team will be responsible for the day-to-day portfolio management of JPMorgan Fundamental Data Science Large Growth ETF. As shareholders of ETFs following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that the shareholders do not experience as shareholders of the Target Funds. However, shareholders of ETFs after the Reorganizations will not bear expenses specific to mutual funds, including sales charges applicable to certain shareholders of the Target Funds.

The Target Funds Board, including all of the Target Funds Board’s Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Trustees”), determined that, with respect to each Reorganization, participation in the Reorganization is in the best interests of the Target Fund and the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Target Funds Board made this determination based on various factors that are discussed in this Information Statement/Prospectus, under the discussion of the Reorganization in the section entitled “Reasons for the Reorganizations.”

How will the Reorganizations affect me?

When your Reorganization is consummated, you will cease to be a shareholder of a Target Fund and will become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of your Reorganization, you will receive shares of an Acquiring Fund and in certain cases, cash, having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Funds are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable.

However, in order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your shares of a Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization. If you do not currently hold your shares of a Target Fund through a brokerage account that can hold shares of an Acquiring Fund, please see the separate Q&A that accompanies this Information Statement/Prospectus, for additional actions that you must take to receive shares of an Acquiring Fund as part of a Reorganization. No further action is required for shareholders that hold shares of a Target Fund through a brokerage account that can hold shares of an Acquiring Fund.

In addition, after the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Should you decide to purchase or sell shares of an Acquiring Fund after a Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because each Acquiring Fund’s shares trade at market prices rather than at NAV, an Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

In addition, each of the Target Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Funds, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of a Target Fund, shareholders of an Acquiring Fund will not own a particular class of shares.

Who will bear the costs associated with the Reorganizations?

JPMIM will pay for the costs incurred by the Funds associated with the Reorganizations (including the legal costs associated with the Reorganizations) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Funds and Acquiring Funds associated with the Reorganizations, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of a Reorganization. JPMIM will pay for these costs, pursuant to the Plan, whether or not the Reorganizations are consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will be borne by the Funds and not be covered by JPMIM.

What are the federal income tax consequences of the Reorganizations?

As a condition to the closing of each Reorganization, the Target Fund and the Acquiring Fund must receive an opinion of Dechert LLP (“Dechert”) to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, a Target Fund will recognize gain or loss as a direct result of the Reorganization of the Target Fund (except with respect to cash received by a shareholder, if any), and the holding period and aggregate tax basis for the Acquiring Fund shares that you receive will be the same as the holding period and aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. Capital gains from securities sales by the Target Funds prior to the Reorganizations may be distributed either by the Target Funds prior to the Reorganizations or by the Acquiring Funds after the Reorganizations. JPMorgan U.S. GARP Equity Fund is expected to realize significant capital gains, currently estimated to represent approximately 11.7%-14.8% of the NAV of JPMorgan U.S. GARP Equity Fund and estimated to be $231,337,000-$292,833,000 as of December 31, 2025, in connection with its Reorganization because a significant portion of existing shareholders are expected to redeem their shares as they are held in retirement plans that cannot accommodate ETFs. Although we have calculated an estimate of the impact of the capital gains caused by shareholder redemptions, the actual impact will change based on various factors, including the amount of the redemptions, market conditions and portfolio turnover and may be more or less than the estimates. As a result, it is expected to be necessary for JPMorgan U.S. GARP Equity Fund to distribute some or all of these gains to shareholders in taxable distributions prior to its Reorganization (which would be in addition to any distributions necessitated by portfolio turnover prior to its Reorganization). As a result, these shareholders may be required to pay more taxes, or pay taxes sooner, than they would have been required to absent the U.S. GARP Equity Reorganization. Prior to the consummation of a Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them. Different tax considerations apply to you if you hold your shares of a Target Fund through a fund direct IRA and exchange your Target Fund shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund, or if you do not hold your Target Fund shares via a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date and therefore have your investment liquidated.

You should consult your tax advisor regarding the effect, if any, of each Reorganization, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Reorganizations, please see the section entitled “Information About the Plans—What are the tax consequences of the Reorganizations?”

How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?

Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies, except for the below changes:

•

For JPMorgan U.S. GARP Equity Fund, JPMorgan Fundamental Data Science Large Growth ETF’s investment process will be changed from a fundamental and quantitative process to a fundamental data science approach and the portfolio management team will change. In addition, in order to meet the requirements of Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the ETF will have a new 80% policy that will invest 80% in equity securities of large capitalization growth companies (companies with market capitalizations similar to those within the universe of the Russell 1000® Growth Index), while the mutual fund currently invests at least 80% in equity securities of U.S. large and mid-capitalization companies.

Since each of the Acquiring Funds has not yet commenced operations, the information below will be accurate as of the time of this Information Statement/Prospectus.

For additional discussion comparing the investment objectives and investment strategies of the Target Funds and their corresponding Acquiring Funds, please see “Additional Information About the Acquiring Funds and the Target Funds — Comparison of the Funds’ Investment Objectives and Principal Investment Strategies.”

For additional discussion regarding structural differences between the Target Funds and their corresponding Acquiring Funds, please see the separate Q&A titled “What are the differences between an ETF and a mutual fund?”

Each Target Fund and its corresponding Acquiring Fund have adopted the same fundamental investment policies, which may not be changed without prior shareholder approval. The fundamental investment policies for JPMorgan California Tax Free Bond ETF, JPMorgan New York Tax Free Bond ETF, JPMorgan Preferred and Income Securities ETF, and JPMorgan Fundamental Data Science Large Growth ETF are listed in the Funds’ statement of additional information dated March 4, 2026. These materials are incorporated by reference into the Statement of Additional Information, and are available upon request. Each Target Fund’s fundamental and non-fundamental investment policies are listed in its respective statement of additional information, each of which is incorporated by reference into the Statement of Additional Information, and is available upon request.

What are the principal risks of an investment in the Acquiring Funds?

An investment in each Acquiring Fund involves risks common to most open-end funds. There is no guarantee against losses resulting from investments in the Funds, nor that the Funds will achieve their investment objectives. You may lose money if you invest in the Funds. The risks associated with an investment in the shares of an Acquiring Fund and its corresponding Target Fund are substantially similar, except that each Acquiring Fund is subject to certain risks specific to operating as an ETF. An investment in the shares of an Acquiring Fund is subject to the following ETF-specific risks:

ETF Shares Trading Risk: Acquiring Fund shares will be listed for trading on NYSE Arca, Inc. with respect to JPMorgan California Tax Free Bond ETF, JPMorgan New York Tax Free Bond ETF, and JPMorgan Preferred

and Income Securities ETF, and on The NASDAQ Stock Market LLC with respect to JPMorgan Fundamental Data Science Large Growth ETF (each, an “Exchange”), and will be bought and sold in the secondary market at market prices. The market prices of an Acquiring Fund’s shares are expected to fluctuate, in some cases materially, in response to changes in an Acquiring Fund’s NAV, the intraday value of an Acquiring Fund’s holdings and supply and demand for the Acquiring Fund’s shares. JPMIM cannot predict whether an Acquiring Fund’s shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for an Acquiring Fund’s shares (including through a trading halt), as well as other factors, may result in the Acquiring Fund’s shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Acquiring Fund’s holdings. During such periods, you may incur significant losses if you sell your Acquiring Fund’s shares.

The securities held by an Acquiring Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Acquiring Fund’s shares’ NAV may widen.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with an Acquiring Fund. Each Acquiring Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Acquiring Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to an Acquiring Fund and no other authorized participant creates or redeems, an Acquiring Fund’s shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs, that invest in securities issued by non-U.S. issuers.

For further information about the risks of investments in the Funds, see the section entitled “Comparison of the Funds’ Risks” below.

How will the Reorganizations affect my fees and expenses?

Following the Reorganizations, each Acquiring Fund is expected to have a lower net expense ratio than each share class of its corresponding Target Fund after taking into consideration fee waivers agreed to by JPMIM. These fee waivers will remain in effect for at least three years from the effective date of each Reorganization. After three years following the Reorganization, the fees and expenses of the Acquiring Fund may be higher than for those who held shares of the corresponding Target Fund’s Class R6 Shares prior to the Reorganization. A comparison of the fees and expenses of the Target Funds and Acquiring Funds is provided below under the heading, “What are the fees and expenses of the Funds and what might they be after the Reorganizations?”

What are the distribution arrangements for the Funds?

The Target Funds and Acquiring Funds are distributed by JPMorgan Distribution Services, Inc., (the “Distributor”), which serves as the principal underwriter for the shares of the Funds. The Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The Distributor or its agent distributes Creation Units (as defined below) for the Acquiring Funds on an agency basis. The Distributor does not maintain a secondary market in shares of the Acquiring Funds. The Distributor has no role in determining the investment policies of the Acquiring Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.

What are the Funds’ arrangements for purchases, exchanges, and redemptions

The Target Funds and the Acquiring Funds have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below. You may refer to the applicable Acquiring Fund prospectus accompanying this Information Statement/Prospectus under the section entitled “Purchase and Redemption of Shares” for the procedures applicable to purchases and redemptions of the shares of the Acquiring Funds. The Target Fund prospectuses each provide information under the sections entitled “Purchasing Fund Shares,” “Exchanging Fund Shares,” and “Redeeming Fund Shares” with respect to the procedures applicable to purchases, exchanges, and sales of the shares of the Target Funds.

Acquiring Funds

Most investors will buy and sell shares of the Acquiring Funds in secondary market transactions through brokers. Shares of the Acquiring Funds are listed and traded on the secondary market on an Exchange. Shares of JPMorgan California Tax Free Bond ETF, JPMorgan New York Tax Free Bond ETF, and JPMorgan Preferred and Income Securities ETF will be listed for trading on NYSE Arca, Inc.. Shares of JPMorgan Fundamental Data Science Large Growth ETF will be listed for trading on The NASDAQ Stock Market LLC. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although shares of an Acquiring Fund are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares of an Acquiring Fund through a broker, you may incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of an Acquiring Fund based on the Acquiring Fund’s trading volume and market liquidity and is generally lower if the Acquiring Fund has a lot of trading volume and market liquidity. Shares of an Acquiring Fund will trade on an exchange at prices that may differ to varying degrees from the daily NAV of the shares.

An Acquiring Fund’s shares will be issued or redeemed by the Acquiring Fund at NAV per share only in a large specified number of shares called a “Creation Unit” or multiples thereof. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with an Acquiring Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Further information about the procedures applicable to purchases and redemptions of Creation Units for an Acquiring Fund is set forth in the Acquiring Fund’s prospectus and statement of additional information.

The Acquiring Funds do not provide for the exchange of shares.

Target Funds

An investor may purchase shares of a Target Fund directly from the Target Funds through the Distributor or through a financial intermediary. Each Target Fund offers multiple share classes, and each share class has different sales charges, expenses, and/or minimum investments. Purchase and redemption orders will be accepted only on days that a Target Fund is open for business. The Target Funds are open for business on each day the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Target Funds prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Target Funds are open for business, will be effected at that day’s NAV. The Target Funds will not treat an intra-day unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by financial intermediaries on a business day prior to the Fund Close and communicated to the Target Funds prior to such time as agreed upon by the Target Funds and the financial intermediary will be effected at the NAV determined on the business day the order was received by the financial intermediary.

Shareholders of the Target Funds may exchange their shares of a Target Fund for shares of other J.P. Morgan mutual funds, subject to the applicable exchange privileges associated with the share class in which the shareholder is transacting. Following an exchange, the fees and expenses of the new share class may be higher than those of the share class the shareholder previously held.

Shareholders of the Target Funds may redeem some or all of their shares on any day that the Target Funds are open for business. Shareholders will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or, for certain share classes, through an ACH transaction for five business days following the acceptance of a purchase order unless such shareholder provides satisfactory proof that their purchase check or, for certain share classes, ACH transaction has cleared (sometimes referred to as uncollected shares). If a Target Fund or financial intermediary receives a redemption order before the close of the NYSE (normally 4:00 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), the shareholder will receive the NAV per share calculated after the redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Target Fund’s transfer agent or the Target Fund), minus the amount of any applicable charges or fees. A shareholder’s financial intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Target Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

What are the Funds’ arrangements for payments to broker-dealers and other financial intermediaries?

If you purchase shares of a Target Fund through a broker-dealer or other financial intermediary (such as a bank), the Target Fund, JPMIM and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Target Fund over another investment.

If you purchase shares of an Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), JPMIM and its related companies may pay the financial intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment.

Ask your salesperson or visit your financial intermediary’s website for more information.

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

How do the performance records of the Funds compare?

Each Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations, and therefore will have no performance history prior to the Reorganization. Each Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of its corresponding Target Fund and continue the business of the Target Fund. Therefore, after the Reorganization, the Target Fund will be the “accounting survivor.” This means that the Acquiring Funds will adopt the historical investment performance and returns of Class R6 Shares. The historical performance of each Target Fund, as it is to be adopted by its corresponding Acquiring Fund, is included in the Acquiring Fund prospectus(es) that accompanies this Information Statement/Prospectus.

What are the fees and expenses of the Funds and what might they be after the Reorganizations?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. The fees and expenses in the tables appearing below are based on the expenses paid by each Target Fund as of August 31, 2025 for JPMorgan California Tax Free Bond Fund (the end of the Fund’s most recently completed semi-annual period), August 31, 2025 for JPMorgan New York Tax Free Bond Fund (the end of the Fund’s most recently completed semi-annual period), June 30, 2025 for JPMorgan Preferred and Income Securities Fund (the end of the Fund’s most recently completed annual period) and June 30, 2025 for JPMorgan U.S. GARP Equity Fund (the end of the Fund’s most recently completed annual period) and the anticipated expenses of each Acquiring Fund during its first year of operation.

The tables show the pro forma expenses of each combined Acquiring Fund after giving effect to the respective Reorganization, based on pro forma net assets as of August 31, 2025 for the California Tax Free Bond Reorganization, August 31, 2025 for the New York Tax Free Bond Reorganization, December 31, 2025 for the Preferred and Income Securities Reorganization, and December 31, 2025 for the U.S. GARP Equity Reorganization, as if the Reorganization were in effect for the applicable 12 month period. The fee tables do not reflect the costs associated with the Reorganizations. There is no separate pro forma combined column because the Acquiring Funds pro forma tables shows the fees and expenses that will apply going forward; the Acquiring Funds are not operational and do not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares. Actual expenses may vary significantly.

Fees

California Tax Free Bond Reorganization

SHAREHOLDER FEES (Fees paid directly from your investment)
	Target Fund – JPMorgan California Tax Free Bond Fund				Pro-Forma – Acquiring Fund – JPMorgan California Tax Free Bond ETF
	Class A	Class C	Class I	Class R6	ETF Shares
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	3.75%*	None*	None	None	None
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	None[1]*	1.00*	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Target Fund – JPMorgan California Tax Free Bond Fund				Pro-Forma – Acquiring Fund – JPMorgan California Tax Free Bond ETF
	Class A	Class C	Class I	Class R6	ETF Shares
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25%	0.75%	None	None	None
Other Expenses	0.40%	0.41%	0.40%	0.15%	0.13%
Service Fees	0.25%	0.25%	0.25%	None	None
Remainder of Other Expenses[2]	0.15%	0.16%	0.15%	0.15%	0.13%
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses	0.96%	1.47%	0.71%	0.46%	0.44%
Fee Waivers and/or Expense Reimbursements	-0.41%[3]	-0.42%[3]	-0.26%[3]	-0.11%[3]	-0.10%[4]
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[5]	0.55%[3]	1.05%[3]	0.45%[3]	0.35%[3]	0.34%[4]

*

In connection with the Reorganizations, beginning on March 1, 2026, no sales charges will be imposed on purchases of Class A Shares of the Funds, and no CDSC are imposed on redemptions of Class A or Class C Shares of the Funds.

[1]	For purchases under $250,000.

[2]

Fees and expenses for JPMorgan California Tax Free Bond Fund are based on those incurred by it for the 12-month period ended August 31, 2025. “Remainder of Other Expenses” for JPMorgan California Tax Free Bond ETF is based on its expected expenses, as if the Reorganization were in effect for the 12 months ended August 31, 2025.

[3]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.55%, 1.05%, 0.45%, and 0.35% of the average daily net assets of Class A, Class C, Class I, and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

[4]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.34% of the average daily net assets of the Acquiring Fund. The Acquiring Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). The Acquiring Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Acquiring Fund because of the Acquiring Fund’s investment in such money market funds. These waivers are in effect through 6/30/29, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Acquiring Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Acquiring Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

[5]

Fees and expenses for JPMorgan California Tax Free Bond Fund are based on those incurred by it for the 12-month period ended August 31, 2025. The pro forma fees and expenses of the JPMorgan California Tax Free Bond ETF are calculated as if the Reorganization were in effect for the 12 months ended August 31, 2025.

New York Tax Free Bond Reorganization

SHAREHOLDER FEES (Fees paid directly from your investment)
	Target Fund – JPMorgan New York Tax Free Bond Fund				Pro-Forma – Acquiring Fund – JPMorgan New York Tax Free Bond ETF
	Class A	Class C	Class I	Class R6	ETF Shares
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	3.75%*	None*	None	None	None
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	None[1]*	1.00%*	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Target Fund – JPMorgan New York Tax Free Bond Fund				Pro-Forma – Acquiring Fund – JPMorgan New York Tax Free Bond ETF
	Class A	Class C	Class I	Class R6	ETF Shares
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25%	0.75%	None	None	None
Other Expenses	0.39%	0.40%	0.39%	0.14%	0.12%
Service Fees	0.25%	0.25%	0.25%	None	None
Remainder of Other Expenses[2]	0.14%	0.15%	0.14%	0.14%	0.12%
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses	0.95%	1.46%	0.70%	0.45%	0.43%
Fee Waivers and/or Expense Reimbursements	-0.40%[3]	-0.41%[3]	-0.25%[3]	-0.10%[3]	-0.09%[4]
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[5]	0.55%[3]	1.05%[3]	0.45%[3]	0.35%[3]	0.34%[4]

*

In connection with the Reorganizations, beginning on March 1, 2026, no sales charges will be imposed on purchases of Class A Shares of the Funds, and no CDSC are imposed on redemptions of Class A or Class C Shares of the Funds.

[1]	For purchases under $250,000.

[2]

Fees and expenses for JPMorgan New York Tax Free Bond Fund are based on those incurred by it for the 12-month period ended August 31, 2025. “Remainder of Other Expenses” for JPMorgan New York Tax Free Bond ETF is based on its expected expenses, as if the Reorganization were in effect for the 12 months ended August 31, 2025.

[3]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.55%, 1.05%, 0.45%, and 0.35% of the average daily net assets of Class A, Class C, Class I, and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

[4]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.34% of the average daily net assets of the Acquiring Fund. The Acquiring Fund may invest in one or more money market funds advised by

JPMIM or its affiliates (affiliated money market funds). The Acquiring Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Acquiring Fund because of the Acquiring Fund’s investment in such money market funds. These waivers are in effect through 6/30/29, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Acquiring Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Acquiring Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

[5]

Fees and expenses for JPMorgan New York Tax Free Bond Fund are based on those incurred by it for the 12-month period ended August 31, 2025. The pro forma fees and expenses of the JPMorgan New York Tax Free Bond ETF are calculated as if the Reorganization were in effect for the 12 months ended August 31, 2025.

Preferred and Income Securities Reorganization

SHAREHOLDER FEES (Fees paid directly from your investment)
	Target Fund – JPMorgan Preferred and Income Securities Fund				Pro-Forma – Acquiring Fund – JPMorgan Preferred and Income Securities ETF
	Class A	Class C	Class I	Class R6	ETF Shares
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	3.75%*	None*	None	None	None
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	None[1]*	1.00%*	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Target Fund – JPMorgan Preferred and Income Securities Fund				Pro-Forma – Acquiring Fund – JPMorgan Preferred and Income Securities ETF
	Class A	Class C	Class I	Class R6	ETF Shares
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution (Rule 12b-1) Fees	0.25%	0.75%	None	None	None
Other Expenses	0.35%	0.35%	0.35%	0.10%	0.09%
Service Fees	0.25%	0.25%	0.25%	None	None
Remainder of Other Expenses[2]	0.10%	0.10%	0.10%	0.10%	0.09%
Acquired Fund Fees and Expenses	0.02	0.02	0.02	0.02	0.02
Total Annual Fund Operating Expenses	1.12%	1.62%	0.87%	0.62%	0.61%
Fee Waivers and/or Expense Reimbursements	-0.26%[3]	-0.26%[3]	-0.26%[3]	-0.06%[3]	-0.06%[4]
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[5]	0.86%[3]	1.36%[3]	0.61%[3]	0.56%[3]	0.55%[4]

*

In connection with the Reorganizations, beginning on March 1, 2026, no sales charges will be imposed on purchases of Class A Shares of the Funds, and no CDSC are imposed on redemptions of Class A or Class C Shares of the Funds.

[1]	For purchases under $1 million.

[2]

Fees and expenses for JPMorgan Preferred and Income Securities Fund are based on those incurred by it for the 12-month period ended December 31, 2025. “Remainder of Other Expenses” for JPMorgan Preferred and Income Securities ETF is based on its expected expenses, as if the Reorganization were in effect for the 12 months ended December 31, 2025.

[3]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.85%, 1.35%, 0.60%, and 0.55% of the average daily net assets of Class A, Class C, Class I, and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

[4]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.54% of the average daily net assets of the Acquiring Fund. The Acquiring Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). The Acquiring Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Acquiring Fund because of the Acquiring Fund’s investment in such money market funds. These waivers are in effect through 10/31/29, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Acquiring Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Acquiring Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

[5]

Fees and expenses for JPMorgan Preferred and Income Securities Fund are based on those incurred by it for the 12-month period ended December 31 2025. The pro forma fees and expenses of the JPMorgan Preferred and Income Securities ETF are calculated as if the Reorganization were in effect for the 12 months ended December 31, 2025.

U.S. GARP Equity Reorganization

SHAREHOLDER FEES (Fees paid directly from your investment)
	Target Fund – JPMorgan U.S. GARP Equity Fund						Pro-Forma – Acquiring Fund – JPMorgan Fundamental Data Science Large Growth ETF
	Class A	Class C	Class I	Class R2	Class R5	Class R6	ETF Shares
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%*	None*	None	None	None	None	None
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	None[1]*	1.00%*	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Target Fund – JPMorgan U.S. GARP Equity Fund						Pro-Forma – Acquiring Fund – JPMorgan Fundamental Data Science Large Growth ETF
	Class A	Class C	Class I	Class R2	Class R5	Class R6	ETF Shares
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25%	0.75%	None	0.50%	None	None	None
Other Expenses	0.35%	0.36%	0.35%	0.39%	0.20%	0.10%	0.10%
Service Fees	0.25%	0.25%	0.25%	0.25%	0.10%	None	None
Remainder of Other Expenses[2]	0.10%	0.11%	0.10%	0.14%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.90%	1.41%	0.65%	1.19%	0.50%	0.40%	0.40%
Fee Waivers and/or Expense Reimbursements	-0.06%[3]	-0.07%[3]	-0.06%[3]	-0.10%[3]	-0.06%[3]	-0.06%[3]	-0.10%[4]
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[5]	0.84%[3]	1.34%[3]	0.59%[3]	1.09%[3]	0.44%[3]	0.34%[3]	0.30%[4]

*

In connection with the Reorganizations, beginning on March 1, 2026, no sales charges will be imposed on purchases of Class A Shares of the Funds, and no CDSC are imposed on redemptions of Class A or Class C Shares of the Funds.

[1]	For purchases under $1 million.

[2]

Fees and expenses for JPMorgan U.S. GARP Equity Fund are based on those incurred by it for the 12-month period ended December 31, 2025. “Remainder of Other Expenses” for JPMorgan Fundamental Data Science Large Growth ETF is based on its expected expenses, as if the Reorganization were in effect for the 12 months ended December 31, 2025.

[3]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.84%, 1.34%, 0.59%, 1.09%, 0.44%, and 0.34% of the average daily net assets of Class A, Class C, Class I, Class R2, Class R5, and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

[4]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.30% of the average daily net assets of the Acquiring Fund. The Acquiring Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). The Acquiring Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Acquiring Fund because of the Acquiring Fund’s investment in such money market funds. These waivers are in effect through 10/31/29, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Acquiring Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Acquiring Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

[5]

Fees and expenses for JPMorgan U.S. GARP Equity Fund are based on those incurred by it for the 12-month period ended December 31, 2025. The pro forma fees and expenses of the JPMorgan Fundamental Data Science Large Growth ETF are calculated as if the Reorganization were in effect for the 12 months ended December 31, 2025.

Expense Examples

These Examples are meant to help you compare the cost of investing in each Acquiring Fund with the cost of investing in the corresponding Target Fund.

Each Example assumes that you invest $10,000 in the Funds for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements that are or will be in effect for the Target Funds and the Acquiring Funds, as described above in the Funds’ respective fee tables, and total annual fund operating expenses thereafter. Sales loads have been included for Class A Shares. However, beginning on March 1, 2026, no sales charges will be imposed on purchases of Class A Shares of the Target Funds. Each Example assumes that Class C Shares will convert to Class A Shares after a period of eight years, due to the conversion feature applicable to Class C Shares of the Target Funds. There is no separate pro forma combined row because the Acquiring Funds pro forma row shows the estimated costs after giving effect to the respective Reorganization; the Acquiring Funds are not operational and do not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

California Tax Free Bond Reorganization	1 Year	3 Years	5 Years	10 Years
JPMorgan California Tax Free Bond Fund — Target Fund
Class A	$436	$595	$813	$1,441
Class C	$214	$387	$727	$1,550
Class I	$51	$178	$347	$836
Class R6	$38	$127	$237	$559
Pro Forma — Acquiring Fund after Reorganization (JPMorgan California Tax Free Bond ETF)	$35	$109	$205	$513

New York Tax Free Bond Reorganization	1 Year	3 Years	5 Years	10 Years
JPMorgan New York Tax Free Bond Fund — Target Fund
Class A	$436	$594	$810	$1,431
Class C	$214	$386	$724	$1,541
Class I	$50	$177	$343	$826
Class R6	$38	$125	$233	$549
Pro Forma — Acquiring Fund after Reorganization (JPMorgan New York Tax Free Bond ETF)	$35	$109	$204	$505

Preferred and Income Securities Reorganization	1 Year	3 Years	5 Years	10 Years
JPMorgan Preferred and Income Securities Fund — Target Fund
Class A	$464	$697	$949	$1,671
Class C	$243	$490	$861	$1,770
Class I	$67	$256	$461	$1,053
Class R6	$58	$193	$341	$769
Pro Forma — Acquiring Fund after Reorganization (JPMorgan Preferred and Income Securities ETF)	$56	$176	$316	$738

U.S. GARP Equity Reorganization	1 Year	3 Years	5 Years	10 Years
JPMorgan U.S. GARP Equity Fund — Target Fund
Class A	$607	$792	$993	$1,570
Class C	$238	$441	$766	$1,547
Class I	$61	$203	$357	$806
Class R2	$113	$370	$646	$1,436
Class R5	$46	$155	$275	$623
Class R6	$36	$123	$219	$500
Pro Forma — Acquiring Fund after Reorganization (JPMorgan Fundamental Data Science Large Growth ETF)	$31	$97	$183	$465

What are the Funds’ income and capital gain distribution policies?

The distribution policies of the Target Funds are the same as their corresponding Acquiring Funds with respect to the timing of distributions. JPMorgan California Tax Free Bond Fund, and JPMorgan California Tax Free Bond ETF generally distribute net investment income, if any, at least monthly. JPMorgan New York Tax Free Bond Fund and JPMorgan New York Tax Free Bond ETF generally distribute net investment income, if any, at least monthly. JPMorgan Preferred and Income Securities Fund generally distributes net investment income, if any, at least daily. Effective July 1, 2026, JPMorgan Preferred and Income Securities Fund will declare dividends of investment income, if any, monthly, rather than daily. JPMorgan Preferred and Income Securities ETF will declare dividends of investment income, if any, monthly. JPMorgan U.S. GARP Equity Fund and JPMorgan Fundamental Data Science Large Growth ETF generally distribute net investment income, if any, at least annually. Each Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, each Fund will generally distribute substantially all of its net investment income and net realized capital gain. For the Preferred and Income Securities ETF, in connection with the adviser’s management of distributions throughout the year to help minimize fluctuations in monthly dividends, the Fund may not distribute all of its net investment income on a monthly basis and may also distribute gains more frequently.

What are the Funds’ pricing and valuation arrangements?

The Target Funds have the same procedures for valuing their portfolio securities as their corresponding Acquiring Funds.

For both the Acquiring Funds and the Target Funds, NAV is calculated each business day as of the close of the Exchange, depending on which exchange a Fund is listed on, which is typically 4:00 p.m. ET. On occasion, an Exchange will close before 4:00 p.m. ET. When that happens, a Fund’s NAV will be calculated as of the time the applicable Exchange closes, as applicable. The Funds will not treat an intraday unscheduled disruption or closure in an Exchange’s trading as a closure of the Exchange, as applicable and will calculate their NAVs as of 4:00 p.m. ET. if the particular disruption or closure directly affects only the Exchange. Further information about the Funds’ pricing and valuation arrangements is contained in the prospectuses and statements of additional information of the Target Funds and Acquiring Funds.

Who manages the Funds?

Each Acquiring Fund is a series of the ETF Trust. The ETF Trust is governed by a Board of Trustees, which is responsible for overseeing all business activities of the Acquiring Funds.

JPMIM is the investment adviser to the Acquiring Funds. JPMIM is located at 383 Madison Avenue, New York, NY 10179. JPMIM also serves as the investment adviser to the Target Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co.

(“JPMorgan Chase”), a bank holding company. In rendering investment advisory services to the Funds, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to the Funds through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Each Target Fund currently pays JPMIM an advisory fee based on a percentage of average daily net assets. The management fee for each Target Fund is as follows:

Target Fund
JPMorgan California Tax Free Bond Fund	0.30%
JPMorgan New York Tax Free Bond Fund	0.30%
JPMorgan Preferred and Income Securities Fund	0.50%
JPMorgan U.S. GARP Equity Fund	0.30%

During the twelve-month period ended August 31, 2025 for JPMorgan California Tax Free Bond Fund, August 31, 2025 for JPMorgan New York Tax Free Bond Fund, December 31, 2025 for JPMorgan Preferred and Income Securities Fund, and December 31, 2025 for JPMorgan U.S. GARP Equity Fund, each Target Fund paid JPMIM the following effective management fees (net of waivers).

Target Fund
JPMorgan California Tax Free Bond Fund	0.24%
JPMorgan New York Tax Free Bond Fund	0.25%
JPMorgan Preferred and Income Securities Fund	0.47%
JPMorgan U.S. GARP Equity Fund	0.27%

Each Acquiring Fund will pay JPMIM an advisory fee based on a percentage of average daily net assets. The management fee for each Acquiring Fund is as follows:

Acquiring Fund
JPMorgan California Tax Free Bond ETF	0.30%
JPMorgan New York Tax Free Bond ETF	0.30%
JPMorgan Preferred and Income Securities ETF	0.50%
JPMorgan Fundamental Data Science Large Growth ETF	0.30%

The Acquiring Funds have no operational history and therefore no effective annual advisory fees to report.

A discussion of the basis the Target Funds Board used in approving the investment advisory agreement for each of the Target Funds is in the financial statements and other information filed with the SEC on Form N-CSR for each of the Target Funds, which is available online at www.jpmorganfunds.com. A discussion of the basis the Acquiring Funds Board used in approving the investment advisory agreement for each of the Acquiring Funds will be available in the financial statements and other information filed with the SEC on Form N-CSR for each of the Acquiring Funds, which will be online at www.jpmorgan funds.com.

The same individuals currently responsible for the day-to-day portfolio management of JPMorgan California Tax Free Bond Fund, JPMorgan New York Tax Free Bond Fund and JPMorgan Preferred and Income Securities Fund will continue to be responsible for the day-to-day portfolio management of its corresponding Acquiring Fund. A new portfolio management team will be responsible for the day-to-day portfolio management of JPMorgan Fundamental Data Science Large Growth ETF.

Each Fund’s portfolio management teams are composed as follows:

Funds	Portfolio Managers
JPMorgan California Tax Free Bond Fund JPMorgan California Tax Free Bond ETF	Rachel Betton, Josh Brunner, Michelle Hallam
JPMorgan New York Tax Free Bond Fund JPMorgan New York Tax Free Bond ETF	Rachel Betton, Josh Brunner, Michelle Hallam
JPMorgan Preferred and Income Securities Fund JPMorgan Preferred and Income Securities ETF	Vikas Pathani and Andreas Michalitsianos
JPMorgan U.S. GARP Equity Fund JPMorgan Fundamental Data Science Large Growth ETF	Portfolio management team will change from Andrew Stern, Wonseok Choi, Grace Liu and Ellen Sun (current portfolio management team) to Eric Moreau and Andrew Stern (new portfolio management team)

Further information on the Funds’ portfolio management teams is available in the Funds’ respective prospectuses and statements of additional information.

Additional Fee Waiver and/or Expense Reimbursement

In addition to the contractual fee waivers described above, service providers to the Acquiring Funds (as is the case for the Target Funds) may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Funds’ service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Acquiring Funds, when available, will reflect (and performance for the Target Funds reflects) the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.

INFORMATION ABOUT THE REORGANIZATIONS

Reasons for the Reorganizations

After consideration of all relevant factors, including the potential impact of the Reorganizations on different subsets of each Target Fund’s shareholders, JPMIM proposed to the Target Funds Board, at a meeting held February 10-12, 2026, that each Target Fund be reorganized into its corresponding Acquiring Fund because of certain benefits associated with the ETF structure, which JPMIM believes will better serve the interests of shareholders. Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and investment restrictions and have substantially similar investment strategies, except for the changes discussed below. The Acquiring Funds, however, will have the benefits of operating in the ETF structure. JPMIM will continue as the investment adviser of each Acquiring Fund after the Reorganization. No change in portfolio managers will result from the California Tax Free Bond Reorganization, New York Tax Free Bond Reorganization and Preferred and Income Securities Reorganization. A new portfolio management team will result from the U.S. GARP Equity Reorganization.

As shareholders of ETFs following the Reorganizations, shareholders may bear certain costs associated with maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market, including commissions, spreads, and other transactions costs, that the shareholders do not experience as shareholders of the Target Funds.

Current shareholders of each class of the Target Funds are expected to benefit directly from the reduced net expense ratio of each corresponding Acquiring Fund. Following the Reorganizations, each Acquiring Fund will have a lower expense ratio than each share class of its corresponding Target Fund after taking into consideration fee waivers agreed to by JPMIM. These fee waivers will remain in effect for at least three years from the effective date of each Reorganization. After three years following the Reorganization, the fees and expenses of the Acquiring Fund may be higher than for those who held shares of the corresponding Target Fund’s Class R6 Shares prior to the Reorganization.

Current shareholders of each class of the JPMorgan U.S. GARP Equity Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure with respect to the management of capital gains distributions. The other Acquiring Funds will not benefit from the enhanced tax efficiency of the ETF structure to the same extent as JPMorgan Fundamental Data Science Large Growth ETF. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold by a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund. The other Acquiring Funds generally expect to effect its creations and redemptions entirely or in part on a cash basis, unlike JPMorgan Fundamental Data Science Large Growth ETF, which generally expects to effect its creations and redemptions in-kind.

Relatedly, ETFs typically do not have to maintain as large cash positions or sell as many securities to meet redemption requests. Accordingly, the JPMorgan Fundamental Data Science Large Growth ETF may operate with less cash and incur lower transaction costs than its Target Fund. Because it is anticipated that JPMorgan California Tax Free Bond ETF, JPMorgan New York Tax Free Bond ETF, and JPMorgan Preferred and Income Securities ETF may create and redeem entirely or in part on a cash basis, each of these Acquiring Funds is expected to maintain cash positions similar to its respective corresponding Target Fund. The Reorganizations should still provide some enhanced tax efficiency for these Acquiring Funds, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

Moreover, ETFs that use their creation and redemption process to acquire securities in-kind and redeem securities in-kind are generally able to externalize certain transaction costs (brokerage fees, commissions, spreads) that traditional open-end funds incur in the ordinary course of their investment activities. These transaction costs can impact a fund’s performance. Accordingly, shareholders of the Acquiring Funds may also benefit from a reduction in certain transaction costs that are incurred by the Target Funds.

In addition, shareholders are expected to benefit from the secondary market liquidity of the Acquiring Funds. Shareholders of a Target Fund can only purchase or redeem shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. Shareholders of an Acquiring Fund, however, will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher (at a premium) or lower (at a discount) than the Acquiring Fund’s NAV. This flexibility will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than once a day.

Shareholders will also gain the additional benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. Currently, the Target Funds only provide periodic disclosure of their complete portfolio holdings. Following the Reorganizations, however, each Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Funds, will be found on each Acquiring Fund’s website. The Trustees also considered JPMIM’s view that, because of the Funds’ trading strategies and portfolio characteristics, there is no material risk that full daily transparency should allow third parties to gain insight into the Funds’ trading patterns in a way that would be harmful to the Funds or their shareholders.

In addition, JPMIM believes that the Reorganizations present attractive opportunities for growth for the Acquiring Funds in light of their expected positioning as ETFs within their respective investment categories, and are intended to expand JPMIM’s ability to deliver more of its investment capabilities in the ETF vehicle. JPMIM believes that there is the potential for enhanced growth for the Acquiring Funds based on JPMIM’s assessment of the ETF market for these strategies, taking into account, among other factors, peers, trends, and demands in their respective investment categories, and the benefits of such growth, such as the potential for cost savings from economies of scale.

At a meeting held February 10-12, 2026, the Target Funds Board considered the Reorganizations proposed by JPMIM and approved each Plan with respect to each Target Fund, following an initial presentation by JPMIM in November 2025. In considering each Plan, the Target Funds Board requested and received detailed information from the officers of the Target Fund Trusts, and representatives of JPMIM regarding the Reorganizations, including: (1) the investment objectives, investment strategies, and fundamental investment policies of each Target Fund and the corresponding Acquiring Fund; (2) a comparison of the fees and expenses of the Funds; (3) the proposed plans for ongoing management, distribution, and operation of the Acquiring Funds; (4) the management and business of JPMIM and its affiliates; (5) the impact of the Reorganizations on the Target Funds and shareholders of the Target Funds, including different subsets of Target Fund shareholders; and (6) the specific terms of the Plan.

In approving each Reorganization with respect to a Target Fund, the Target Funds Board, including all of the Independent Trustees, determined that (i) participation in the Reorganization is in the best interest of the Target Funds, and (ii) the interests of the existing Target Fund’s shareholders will not be diluted as a result of the Reorganization.

In making these determinations, the Target Funds Board, including all of the Independent Trustees, considered a number of factors, including the potential benefits and costs of each Reorganization to the shareholders of each Target Fund. These considerations included the following:

•

The investment objectives and fundamental investment policies of each Target Fund and its corresponding Acquiring Fund are identical and the investment strategies are substantially similar, except as outlined in the following:

•

U.S. GARP Equity Reorganization: JPMorgan Fundamental Data Science Large Growth ETF’s investment process will be changed from a fundamental and quantitative process to a fundamental data science approach and the portfolio management team will change. In addition, in order to meet the requirements of Rule 35d-1 under the 1940 Act, it will have a new 80% policy that will invest 80% in equity securities of large capitalization growth companies (companies with market capitalizations similar to those within the universe of the Russell 1000® Growth Index), while JPMorgan U.S. GARP Equity Fund currently invests at least 80% in equity securities of U.S. large and mid-capitalization companies.

•

JPMIM is the adviser of both the Target Funds and Acquiring Funds, and there are no material differences in the contractual terms of a Target Fund’s investment management agreement with JPMIM as compared to the corresponding Acquiring Fund’s investment management agreement. The total annual fund expenses expected for each Acquiring Fund compared favorably to a peer group created by Broadridge Financial Solutions, Inc., an independent source of mutual fund industry data. The Target Funds Board also considered JPMIM’s representation that a Reorganization will not result in any decline in the level of services from the level of services that historically have been provided to a Target Fund.

•	A vote of shareholders of the Target Funds is not required under the organizational documents governing the Target Funds.

•	Each Reorganization met the conditions under Rule 17a-8 under the 1940 Act to be consummated without the vote of shareholders of a Target Fund or Acquiring Fund.

•

JPMIM will pay the costs of each Reorganization (including the legal costs associated with the Reorganizations) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Funds and Acquiring Funds associated with the Reorganizations, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of a Reorganization. JPMIM will pay for these costs, pursuant to the Plan, whether or not the Reorganizations are consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM.

•

Each Reorganization will result in lower fees for most shareholders and an overall net fee savings for Target Fund shareholders as a whole. Specifically, each Acquiring Fund will have a lower expense ratio than each share class of its corresponding Target Fund after taking into consideration fee waivers agreed to by JPMIM, and that these expense limitation agreements will remain in effect for at least three years from the effective date of each Reorganization. After three years following the Reorganization, the fees and expenses of the Acquiring Fund may be higher than for those who held shares of the corresponding Target Fund’s Class R6 Shares prior to the Reorganization.

•	The Distributor’s waiver of Distribution (Rule 12b-1) Fees beginning on March 1, 2026.

•

Shareholders of a Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of an Acquiring Fund, and if a shareholder does not hold their shares of a Target Fund through that type of brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. If a shareholder holds shares of a Target Fund through a fund direct IRA and does not take action prior to the Reorganization, the shareholder’s Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of the shareholder’s Target Fund shares. Alternatively, if a shareholder holds their shares of a Target Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, the financial intermediary may transfer the shareholder’s investment in a Target Fund to a different investment option prior to a Reorganization. In some cases, the liquidation of an investment and return of cash, or the transfer of an investment, may be subject to fees and expenses and may also be subject to tax. The Trustees also considered that JPMIM has implemented a communications plan intended to provide significant notice to shareholders so that they may enter into appropriate arrangements prior to the Reorganizations. As part of this communications plan, JPMIM will engage with Target Fund shareholders on the potential implications of the Reorganizations, including the need to have a brokerage account in place prior to the Reorganization.

•	Each Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes.

•

The proposed U.S. GARP Equity Reorganization is expected to cause a significant portion of existing shareholders to redeem their shares because they are held in retirement plans that cannot accommodate ETFs. In order to meet these redemptions requests, JPMorgan U.S. GARP Equity Fund will be required to dispose of securities, which is expected to cause it to realize significant capital gains, currently estimated to represent approximately 11.7%-14.8% of the NAV of JPMorgan U.S. GARP Equity Fund and estimated to be $231,337,000-$292,833,000 as of December 31, 2025. It is expected to be necessary for JPMorgan U.S. GARP Equity Fund to distribute some or all of these gains to shareholders in taxable distributions prior to its Reorganization (which would be in addition to any distributions necessitated by portfolio turnover prior to its Reorganization).

•

JPMIM represented that the portfolio management team intends to raise cash for expected redemptions (including those by retirement plans) to minimize the risk of capital gains triggered by redemptions being paid out of JPMorgan Fundamental Data Science Large Growth ETF after the U.S. GARP Equity Reorganization and would consider other means by which JPMIM might seek to further mitigate the effect of the capital gains distributions on remaining shareholders.

•

Shares of an Acquiring Fund and, in some cases, cash, that would be received by the shareholders of a Target Fund in the exchange will be equal in aggregate NAV to the aggregate NAV of their shares of the Target Fund as of the Closing Date of the Reorganization.

•	The Acquiring Funds do not issue fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Funds, in which case, the cash payment may be taxable.

•

The alternatives available for shareholders of each Target Fund, including the ability to redeem or exchange their shares of the Target Fund prior to the Reorganization without being subject to any Fund-imposed fees.

•

Current shareholders of JPMorgan U.S. GARP Equity Fund are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure. The other Acquiring Funds will not benefit from the enhanced tax efficiency of the ETF structure to the same extent as JPMorgan Fundamental Data Science Large Growth ETF. The Reorganization should still provide some enhanced tax efficiency for these Acquiring Funds, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

•	Potential benefits to JPMIM in expanding its ETF line-up and potential conflicts of interest around such benefits.

Based upon their evaluation of the relevant information presented to it, the Target Funds Board, including all of the Independent Trustees approved each Reorganization. In connection with its approval the Target Funds Board determined with respect to each Reorganization that the factors in favor of each Reorganization on balance support a finding that participation in the Reorganization is in the best interests of the shareholders of the Target Fund and that the interests of existing Target Fund Shareholders will not be diluted as a result of the Reorganization.

INFORMATION ABOUT THE PLANS

This is only a summary of the Plans. You should read the form of the Plan, which is attached as Appendix A to this Information Statement/Prospectus, for complete information about the Reorganizations.

How will the Reorganizations be implemented?

Each Reorganization will take place after various conditions are satisfied, including the preparation of certain documents. The ETF Trust and each Target Fund Trust will determine a specific Closing Date on which each Reorganization will take place.

Each Plan provides for the transfer of all of the assets and liabilities of a Target Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled (including cash in lieu of fractional shares of the Acquiring Fund) in complete liquidation of the Target Fund except as noted below.

Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account. If a shareholder does not hold their shares of a Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. If a shareholder holds shares of a Target Fund through a fund direct IRA, the shareholder’s Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of the shareholder’s Target Fund shares unless the shareholder provides alternative direction prior to the Reorganization. Alternatively, if a shareholder holds their shares of a Target Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, a financial intermediary may transfer the shareholder’s investment in a Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of a Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The expected Closing Date of each Reorganization is indicated below:

Reorganization	Expected Closing Date
California Tax Free Bond Reorganization	June 12, 2026
New York Tax Free Bond Reorganization	June 12, 2026
Preferred and Income Securities Reorganization	July 10, 2026
U.S. GARP Equity Reorganization	July 10, 2026

A Closing Date may be delayed. The Target Fund in which you hold shares will publicly disclose any changes to the applicable Closing Date.

The parties may agree to amend the Plan to the extent permitted by law. If the ETF Trust and a Target Fund Trust so agree, a Plan may be terminated or abandoned for one or more Reorganizations at any time before the Reorganizations.

The ETF Trust and each Target Fund Trust have made representations and warranties in their respective Plans that are customary in matters such as the Reorganizations. The Plan contains a number of conditions precedent that must occur before a Target Fund or Acquiring Fund is obligated to proceed with a Reorganization. One of these conditions requires that the ETF Trust and each Target Fund Trust shall have received a tax opinion from Dechert as described below that the consummation of a Reorganization will not result in the recognition of gain (other than gain from cash received in lieu of fractional Acquiring Fund shares or cash received for certain Target Funds’ shareholders whose investment is liquidated) or loss for federal income tax purposes for the Target Fund, the Acquiring Fund or their shareholders. Different tax considerations apply to you if you hold your shares of a Target Fund through a fund direct IRA and exchange your Target Fund shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund, or if you do not hold your shares of a Target Fund via a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date and will therefore have your investment liquidated.

Although shareholder approval of the Reorganizations is not required and JPMIM does not anticipate that a Reorganization will be terminated, if a Reorganization is terminated, shareholders of the Target Fund would be notified of the change and the Target Fund would continue to operate as a mutual fund as a series of the respective Target Fund Trust. No Reorganization will be contingent on the occurrence of any other Reorganization.

Who will pay the expenses of the Reorganizations?

JPMIM will pay for the costs incurred by the Funds associated with the Reorganizations (including the legal costs associated with the Reorganizations) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Funds and Acquiring Funds associated with the Reorganizations, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of a Reorganization. JPMIM will pay for these costs, pursuant to the Plan, whether or not the Reorganizations are consummated.

The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

The following estimated expenses represent management’s estimate of the professional fees, charges by service providers, and any costs related to the printing and mailing of this Information Statement/Prospectus, as measured in terms total expenses and as a percentage of a Target Fund’s average net assets as of January 31, 2026.

These expenses associated with the California Tax Free Bond Reorganization are estimated to equal $106,000. The expenses associated with the New York Tax Free Bond Reorganization are estimated to equal $101,000. The expenses associated with the Preferred and Income Securities Reorganization are estimated to equal $129,000. The expenses associated with the U.S. GARP Equity Reorganization are estimated to equal $140,000. The estimated expenses for each Reorganization are expected to equal, respectively, 0.02%, 0.02%, 0.01%, and 0.01% of the average net assets of the applicable Target Fund as of January 31, 2026.

In addition to the foregoing, management estimates that the Funds will incur de minimis1 transaction costs associated with each Reorganization.

What are the tax consequences of the Reorganizations?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganizations, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations

[1]	De minimis transaction costs arising from commissions related to futures trades are expected to equal approximately $500 for each Reorganization.

thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Target Fund shareholders that have their Target Fund shares exchanged for Acquiring Fund shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan and to the IRA shareholders whose Target Fund shares are exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund, or shareholders who do not hold their shares of a Target Fund via a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date and will therefore have their investment liquidated.

Each Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of the Reorganizations, Dechert will deliver an opinion (“Tax Opinion”) to the ETF Trust and each Target Fund Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Target Funds and Acquiring Funds) and the existing federal income tax law, and conditioned on the Reorganizations being completed in accordance with their respective Plans, for federal income tax purposes:

•

Each Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);

•	No Fund will recognize any gain or loss as a direct result of the Reorganization;

•	The Target Funds’ shareholders will not recognize any gain or loss on the exchange of their Target Fund shares for corresponding Acquiring Fund shares, except with respect to cash received, if any;

•

The aggregate tax basis in Acquiring Fund shares that a Target Fund shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Target Fund shares the shareholder holds immediately before the Reorganization (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Fund shares that a Target Fund shareholder receives pursuant to the Reorganization will include the holding period for the Target Fund shares the shareholder holds immediately before the Reorganization, provided that the shareholder holds the shares as capital assets at the time of the Reorganization;

•

An Acquiring Fund’s tax basis in each asset the corresponding Target Fund transfers to it will be the same as the Target Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefor immediately after the Reorganization; and

•	Each Target Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the corresponding Acquiring Fund without limitation.

The tax opinion is only issued with regards to the general treatment of the combination of the two separate entities as a tax-free reorganization. The opinion does not extend to the taxability of certain transferred assets in respect of which gain or loss would be recognized by a Target Fund notwithstanding the tax-free reorganizations or shareholder redemptions that may occur as a result of the reorganization. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganizations.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganizations will be as described above. If a Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the applicable Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund, and each shareholder of the applicable Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

The tax year of a Target Fund is expected to continue with its Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover prior to the Reorganization will carry over to the Acquiring Fund. If a Reorganization were to end the tax year of a Target Fund (which is not the intended or expected plan as of the date of this Information Statement/Prospectus), it would accelerate distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, such a Target Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. In addition, even if its tax year is expected to continue with its Acquiring Fund, a Target Fund, if determined to be preferable, may declare a distribution to shareholders prior to Reorganization. Capital gains from securities sales by the Target Funds prior to the Reorganizations may be distributed either by the Target Funds prior to the Reorganizations or by the Acquiring Funds after the Reorganizations.

General Limitation on Losses. Assuming the Reorganizations qualify as tax-free reorganizations, as expected, each Acquiring Fund will succeed to the tax attributes of the corresponding Target Fund upon the closing of each Reorganization, including any capital loss carryovers that could have been used by each Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of each Target Fund will be available to offset future gains recognized by the combined Acquiring Fund. Capital losses of a Target Fund may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Reorganizations, an Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the corresponding Target Fund as a result of the Reorganizations.

Thus, a reorganization of a Target Fund into an Acquiring Fund is not expected to result in any limitation on the use by the Acquiring Fund of the Target Fund’s capital loss carryovers, if any. However, the capital losses of an Acquiring Fund, as the successor in interest to a Target Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganizations applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

JPMorgan Preferred and Income Securities Fund is a series of Trust IV. JPMorgan California Tax Free Bond Fund, JPMorgan New York Tax Free Bond Fund, and JPMorgan U.S. GARP Equity Fund are each a series of Trust I. Trust I was formed on November 12, 2004 under the laws of the State of Delaware, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. Trust IV was formed on November 11, 2015 under the laws of the State of Delaware, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and amended January 13, 2022. Each Target Fund Trust is registered under the 1940 Act as an open-end management investment company. The operations of each Target Fund Trust are governed by its respective Charter, Bylaws, and state law. The Target Fund Trusts also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. Each Acquiring Fund is a series of the ETF Trust. The ETF Trust was organized as a Delaware statutory trust on February 25, 2010. The operations of the ETF Trust are governed by its Charter, Bylaws, and Delaware law. The ETF Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. There are no material differences between the organizational documents governing the Target Funds and the Acquiring Funds. Comparisons of the organizational documents governing the ETF Trust and Target Fund Trusts are provided in Appendix B to this Information Statement/Prospectus.

What are the capitalizations of the Funds?

The following tables set forth the unaudited capitalization of each Target Fund and its corresponding Acquiring Fund as of August 31, 2025 for JPMorgan California Tax Free Bond Fund, August 31, 2025 for JPMorgan New York Tax Free Bond Fund, December 31, 2025 for JPMorgan Preferred and Income Securities Fund, and December 31, 2025 for JPMorgan U.S. GARP Equity Fund, and the unaudited pro forma combined capitalization of each Acquiring Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of each Acquiring Fund that would have been exchanged for the shares of the corresponding Target Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if each Reorganization, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares.

California Tax Free Bond Reorganization
	Target Fund—JPMorgan California Tax Free Bond Fund				Acquiring Fund— JPMorgan California Tax Free Bond ETF(1)	Pro Forma Adjustments	Pro Forma— Acquiring Fund after Reorganization (estimated)
	Class(2)
	A	C	I	R6
Net assets (thousands)	$100,254	$5,239	$135,727	$160,118	N/A	$—(6)	$401,338(7)
Total shares outstanding (thousands)	9,974	526	13,857	16,353	N/A	(32,683)(6)(8)	8,027
Net asset value per share^	$10.05	$9.96	$9.80	$9.79	N/A	$50.00(9)	$50.00

New York Tax Free Bond Reorganization
	Target Fund—JPMorgan New York Tax Free Bond Fund				Acquiring Fund— JPMorgan New York Tax Free Bond ETF(1)	Pro Forma Adjustments	Pro Forma— Acquiring Fund after Reorganization (estimated)
	Class(3)
	A	C	I	R6
Net assets (thousands)	$115,683	$6,792	$150,435	$124,323	N/A	$—(6)	$397,233(7)
Total shares outstanding (thousands)	18,547	1,088	23,980	19,828	N/A	(55,498)(6)(8)	7,945
Net asset value per share^	$6.24	$6.24	$6.27	$6.27	N/A	$50.00(9)	$50.00

Preferred and Income Securities Reorganization
	Target Fund—JPMorgan Preferred and Income Securities Fund				Acquiring Fund— JPMorgan Preferred and Income Securities ETF(1)	Pro Forma Adjustments	Pro Forma— Acquiring Fund after Reorganization (estimated)
	Class(4)
	A	C	I	R6
Net assets (thousands)	$28,873	$22,433	$794,163	$1,034,650	N/A	$—(6)	$1,880,119(7)
Total shares outstanding (thousands)	2,917	2,268	80, 252	104,549	N/A	(152,384)(6)(8)	37,602
Net asset value per share^	$9.90	$9.89	$9.90	$9.90	N/A	$50.00(9)	$50.00

U.S. GARP Equity Reorganization
	Target Fund—JPMorgan U.S. GARP Equity Fund						Acquiring Fund— JPMorgan Fundamental Data Science Large Growth ETF(1)	Pro Forma Adjustments	Pro Forma— Acquiring Fund after Reorganization (estimated)
	Class(5)
	A	C	I	R2	R5	R6
Net assets (thousands)	$241,530	$13,508	$284,000	$51,862	$187,959	$1,206,122	N/A	$—(6)	$1,984,981(7)
Total shares outstanding (thousands)	2,596	155	2,942	589	1,997	12,817	N/A	18,604(6)(8)	39,700
Net asset value per share^	$93.06	$87.48	$96.54	$87.99	$94.13	$94.10	N/A	$50.00(9)	$50.00

(1)	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(2)

Holders of Class A, Class C, Class I, and Class R6 Shares of JPMorgan California Tax Free Bond Fund will each receive shares of JPMorgan California Tax Free Bond ETF upon closing of the Reorganization. JPMorgan California Tax Free Bond ETF does not offer multiple share classes.

(3)

Holders of Class A, Class C, Class I, and Class R6 Shares of JPMorgan New York Tax Free Bond Fund will each receive shares of JPMorgan New York Tax Free Bond ETF upon closing of the Reorganization. JPMorgan New York Tax Free Bond ETF does not offer multiple share classes.

(4)

Holders of Class A, Class C, Class I, and Class R6 Shares of JPMorgan Preferred and Income Securities Fund will each receive shares of JPMorgan Preferred and Income Securities ETF upon closing of the Reorganization. JPMorgan Preferred and Income Securities ETF does not offer multiple share classes.

(5)

Holders of Class A, Class C, Class I, Class R2, Class R5, and Class R6 Shares of JPMorgan U.S. GARP Equity Fund will each receive shares of JPMorgan Fundamental Data Science Large Growth ETF upon closing of the Reorganization. JPMorgan Fundamental Data Science Large Growth ETF does not offer multiple share classes.

(6)

No adjustments have been made with respect to the cost of the Reorganization because JPMIM will waive its fees and/or reimburse the Funds in an amount sufficient to offset the costs incurred by the Funds relating to the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

(7)

Since shares of the Acquiring Fund are not issued in fractional shares, cash will be paid to shareholders in connection with the Reorganization in lieu of fractional shares, the NAV of the Acquiring Fund upon consummation of the Reorganization may be less than that of the Target Fund.

(8)	Figure represents the number of shares that would be issued by the Acquiring Fund in order to have a starting NAV of $50.00 per share.

(9)	It is the intent of JPMIM for the Acquiring Fund to have a starting NAV of $50.00 per share.

^	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

The information in the capitalization tables above is for informational purposes only. There is no assurance that each Reorganization will be consummated. Moreover, if consummated, the capitalization of each Target Fund and Acquiring Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Target Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after such date.

No Reorganization will be contingent on the occurrence of any other Reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

AND THE TARGET FUNDS

Comparison of the Funds’ Investment Objectives and Principal Investment Strategies

The following summarizes the investment objectives and principal investment strategies of each Target Fund and its corresponding Acquiring Fund. Further information about each Target Fund’s and Acquiring Fund’s investment objectives and strategies are contained in prospectuses and statements of additional information of the Target Funds and Acquiring Funds, which are on file with the SEC. The prospectuses of the Target Funds and Acquiring Funds are also incorporated herein by reference.

California Tax Free Bond Reorganization

Investment Objectives:

JPMorgan California Tax Free Bond Fund and JPMorgan California Tax Free Bond ETF have the same investment objective. Each Fund seeks to provide long-term total return.

Principal Investment Strategies:

Each of JPMorgan California Tax Free Bond Fund and JPMorgan California Tax Free Bond ETF employs substantially similar investment strategies in seeking to achieve its objective. Each Fund seeks to provide long-term total return by investing in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals.

JPMorgan California Tax Free Bond Fund	JPMorgan California Tax Free Bond ETF

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund’s objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California taxes. For non-California residents, the income from California municipal securities may also be subject to state and local taxes in their jurisdiction of residence.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To defend the value of its assets during unusual

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. For purposes of this policy, the municipal obligations in which the Fund invests will be “bonds”. A bond is a debt security with a maturity of 90 days or more at the time of its issuance. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund’s objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California taxes. For non-California residents, the income from California municipal securities may also be subject to state and local taxes in their jurisdiction of residence.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay

JPMorgan California Tax Free Bond Fund	JPMorgan California Tax Free Bond ETF

market conditions, the Fund may temporarily exceed this limit.

The Fund’s securities may be of any maturity, but under normal circumstances the Fund’s duration will be the duration of the Fund’s Benchmark (Bloomberg California Municipal Bond Index), as calculated by J.P. Morgan Investment Management Inc. (JPMIM), plus or minus two years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 31, 2025, the duration of the Bloomberg California Municipal Bond Index, as calculated by JPMIM, was 7.04 years, although the duration will likely vary in the future.

There may be times when there are not enough municipal securities available to meet the Fund’s needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in municipal mortgage-backed and asset-backed securities. The Fund may invest a significant portion or all of its assets in municipal mortgage-backed securities at the adviser’s discretion.

The Fund may invest up to 20% of its total assets in securities rated below investment grade. Such securities are known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality, such that, following the time of purchase, they would be deemed to be below investment grade. If the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To defend the value of its assets during unusual market conditions, the Fund may temporarily exceed this limit.

The Fund’s securities may be of any maturity, but under normal circumstances the Fund’s duration will be the duration of the Bloomberg California Municipal Bond Index, the Fund’s benchmark (Benchmark), as calculated by JPMIM, plus or minus two years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of January 30, 2026, the duration of the Benchmark, as calculated by JPMIM, was 6.69 years, although the duration will likely vary in the future.

There may be times when there are not enough municipal securities available to meet the Fund’s needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in municipal mortgage-backed and asset-backed securities. The Fund may invest a significant portion or all of its assets in municipal mortgage-backed securities at the adviser’s discretion.

The Fund may invest up to 20% of its total assets in securities rated below investment grade. Such securities are known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality, such that, following the time of purchase, they would be deemed to be below investment grade. If the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security.

JPMorgan California Tax Free Bond Fund	JPMorgan California Tax Free Bond ETF

The Fund may also invest in zero-coupon securities.

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in municipal issues and ascertain key issues that merit engagement with municipal issuers. These assessments may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities.

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in municipal issues and ascertain key issues that merit engagement with municipal issuers. These assessments may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

New York Tax Free Bond Reorganization

Investment Objectives:

JPMorgan New York Tax Free Bond Fund and JPMorgan New York Tax Free Bond ETF have the same investment objective. Each Fund seeks to provide long-term total return.

Principal Investment Strategies:

Each of JPMorgan New York Tax Free Bond Fund and JPMorgan New York Tax Free Bond ETF employs substantially similar investment strategies in seeking to achieve its objective. Each Fund seeks to provide long-term total return by investing in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals.

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Tax Free Bond ETF

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Tax Free Bond ETF

not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, New York City, their political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To defend the value of its assets during unusual market conditions, the Fund may temporarily exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in municipal mortgage-backed and asset-backed securities. The Fund may invest a significant portion or all of its assets in municipal mortgage-backed securities at the adviser’s discretion.

The Fund may invest up to 20% of its total assets in securities rated below investment grade. Such securities are known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality, such that, following the time of purchase, they would be deemed to be below investment grade. If the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security.

income taxes, and not subject to the federal alternative minimum tax on individuals. For purposes of this policy, the municipal obligations in which the Fund invests will be “bonds”. A bond is a debt security with a maturity of 90 days or more at the time of its issuance. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, New York City, their political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To defend the value of its assets during unusual market conditions, the Fund may temporarily exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in municipal mortgage-backed and asset-backed securities. The Fund may invest a significant portion or all of its assets in municipal mortgage-backed securities at the adviser’s discretion.

The Fund may invest up to 20% of its total assets in securities rated below investment grade. Such securities are known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality, such that, following the time of purchase, they would be deemed to be below investment grade. If

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Tax Free Bond ETF

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The Fund’s securities may be of any maturity, but under normal circumstances, the Fund’s duration will be the duration of the Fund’s Benchmark (Bloomberg New York Municipal Bond Index), as calculated by J.P. Morgan Investment Management Inc. (JPMIM), plus or minus two years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 31, 2025, the duration of the Bloomberg New York Municipal Bond Index, as calculated by JPMIM, was 7.44 years, although the duration will likely vary in the future.

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in municipal issues and ascertain key issues that merit engagement with municipal issuers. These assessments may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The Fund’s securities may be of any maturity, but under normal circumstances, the Fund’s duration will be the duration of the Bloomberg New York Municipal Bond Index, the Fund’s benchmark (Benchmark), as calculated by JPMIM, plus or minus two years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of January 30, 2026, the duration of the Benchmark, as calculated by JPMIM, was 7.52 years, although the duration will likely vary in the future.

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in municipal issues and ascertain key issues that merit engagement with municipal issuers. These assessments may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

Preferred and Income Securities Reorganization

Investment Objectives:

JPMorgan Preferred and Income Securities Fund and JPMorgan Preferred and Income Securities ETF have the same investment objective. Each Fund seeks to provide long-term total return.

Principal Investment Strategies:

Each of JPMorgan Preferred and Income Securities Fund and JPMorgan Preferred and Income Securities ETF employs substantially similar investment strategies in seeking to achieve its objective. Each Fund seeks to provide long-term total return by investing in preferred and debt securities believed to be attractively valued relative to credit quality and other investment characteristics.

JPMorgan Preferred and Income Securities Fund	JPMorgan Preferred and Income Securities ETF

The Fund mainly invests in preferred and debt securities believed to be attractively valued relative to credit quality and other investment characteristics. Under normal circumstances, the Fund invests at least 80% of its assets in preferred and debt securities issued by U.S. and non-U.S. issuers and obligors, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate preferred securities, corporate debt securities, convertible securities and contingent convertible securities (“CoCos”). “Assets” means net assets plus the amount of borrowings for investment purposes.

The Fund will invest at least 25% of its total assets in the financials sector which includes, among other industries, banking, diversified financials, real estate (including real estate investment trusts (“REITs”) and insurance industries. The Fund has a fundamental policy to concentrate its investments in an industry or group of industries which includes the banking, diversified financials, real estate (including real estate investment trusts (“REITs”) and insurance industries. This means that the Fund will invest 25% or more of its total assets in these related industries on a combined basis and may invest 25% or more of its total assets in any one of these four industries individually.

The Fund may invest in securities in both U.S. and foreign markets. The Fund has discretion to focus its investments in one or more regions or small groups of countries including both U.S. and foreign markets including European markets. In addition, the Fund may invest a significant amount of its assets in securities rated below investment grade or unrated securities deemed by the adviser to be of comparable quality (also known as junk bonds or high yield bonds) and securities denominated in foreign currencies (some of which may be below investment grade securities). The

The Fund mainly invests in preferred and debt securities believed to be attractively valued relative to credit quality and other investment characteristics. Under normal circumstances, the Fund invests at least 80% of its assets in either preferred securities and/or debt securities that produce income. These securities are issued by U.S. and non-U.S. issuers and obligors, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate preferred securities, corporate debt securities, convertible securities and contingent convertible securities (CoCos). “Assets” means net assets plus the amount of borrowings for investment purposes.

The Fund will invest at least 25% of its total assets in the financials sector which includes, among other industries, banking, diversified financials, real estate (including real estate investment trusts (REITs)) and insurance industries. The Fund has a fundamental policy to concentrate its investments in an industry or group of industries which includes the banking, diversified financials, real estate (including REITs) and insurance industries. This means that the Fund will invest 25% or more of its total assets in these related industries on a combined basis and may invest 25% or more of its total assets in any one of these four industries individually.

The Fund may invest in securities in both U.S. and foreign markets. The Fund has discretion to focus its investments in one or more regions or small groups of countries including both U.S. and foreign markets including European markets. In addition, the Fund may invest a significant amount of its assets in securities rated below investment grade or unrated securities deemed by the adviser to be of comparable quality (also known as junk bonds or high yield bonds) and securities denominated in

JPMorgan Preferred and Income Securities Fund	JPMorgan Preferred and Income Securities ETF

Fund’s investments in high yield securities may include so-called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries.

As part of the Fund’s principal investment strategy, the adviser seeks to manage distributions throughout the year to help reduce fluctuations in monthly dividends. As part of the Fund’s principal investment strategy, the Fund may invest in securities structured as equity or debt securities of master limited partnerships (MLPs), private placements, restricted securities and other unregistered securities, sovereign obligations, trust preferreds, U.S. Government Agency Securities and Obligations, variable and floating rate instruments, and zero-coupon, pay-in-kind and deferred payment securities.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, credit derivatives and currency derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may invest in futures and swaps structured as interest rate swaps and total return swaps for duration or hedging purposes or to gain or limit exposure to securities or markets. In addition, the Fund may use swaps structured as credit default swaps related to individual securities indexes of securities to gain or limit exposure to securities, to mitigate risk exposure, and manage cash flows. The Fund may also utilize foreign currency derivatives such as currency forwards, futures, and foreign exchange swaps to hedge its non-dollar investments back to the U.S. dollar, but may not always do so.

As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.

Investment Process – The adviser buys and sells investments for the Fund using a three part process that includes determining: (1) macro credit strategy, (2) sector strategy, and (3) security strategy. In establishing the Fund’s macro credit strategy, the adviser evaluates foreign currencies (some of which may be below investment grade securities). The Fund’s investments in high yield securities may include so-called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries.

As part of the Fund’s principal investment strategy, the adviser seeks to manage distributions throughout the year to help reduce fluctuations in monthly dividends. As part of the Fund’s principal investment strategy, the Fund may invest in securities structured as equity or debt securities of master limited partnerships (MLPs), private placements, restricted securities and other unregistered securities, sovereign obligations, trust preferreds, U.S. Government Agency Securities and Obligations, variable and floating rate instruments, and zero-coupon, pay-in-kind and deferred payment securities.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, credit derivatives and currency derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may invest in futures and swaps structured as interest rate swaps and total return swaps for duration or hedging purposes or to gain or limit exposure to securities or markets. In addition, the Fund may use swaps structured as credit default swaps related to individual securities or indexes of securities to gain or limit exposure to securities, to mitigate risk exposure, and manage cash flows. The Fund may also utilize foreign currency derivatives such as currency forwards, futures, and foreign exchange swaps to hedge its non-dollar investments back to the U.S. dollar, but may not always do so.

As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.

Investment Process – The adviser buys and sells investments for the Fund using a three part process that

JPMorgan Preferred and Income Securities Fund	JPMorgan Preferred and Income Securities ETF

fundamental, technical and valuation factors, along with macro themes from the adviser’s broader fixed income team, to determine the view on risk for the Fund overall. In the second component of the process, the adviser evaluates sectors based on a blend of top down analysis, including relative value judgments, and bottom up fundamental analysis of companies and their respective sectors to determine sector weightings. The third component of the process (also known as the security strategy) focuses on an evaluation of individual companies based on fundamental credit metrics, as well as a review of each company’s competitive environment, regulatory risks, bond structure and credit ranking, event risk, relative value and technical factors such as sup-ply, liquidity of debt issued by the company and equity performance, as applicable. As part of its evaluation of individual companies, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

includes determining: (1) macro credit strategy, (2) sector strategy, and (3) security strategy. In establishing the Fund’s macro credit strategy, the adviser evaluates fundamental, technical and valuation factors, along with macro themes from the adviser’s broader fixed income team, to determine the view on risk for the Fund overall. In the second component of the process, the adviser evaluates sectors based on a blend of top down analysis, including relative value judgments, and bottom up fundamental analysis of companies and their respective sectors to determine sector weightings. The third component of the process (also known as the security strategy) focuses on an evaluation of individual companies based on fundamental credit metrics, as well as a review of each company’s competitive environment, regulatory risks, bond structure and credit ranking, event risk, relative value and technical factors such as supply, liquidity of debt issued by the company and equity performance, as applicable. As part of its evaluation of individual companies, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

U.S. GARP Equity Reorganization

Investment Objectives:

JPMorgan U.S. GARP Equity Fund and JPMorgan Fundamental Data Science Large Growth ETF have the same investment objective. Each Fund seeks to provide long-term capital growth.

Principal Investment Strategies:

JPMorgan U.S. GARP Equity Fund’s current investment process is a fundamental and quantitative process. JPMorgan Fundamental Data Science Large Growth ETF’s investment process will be a fundamental data science approach. The portfolio management team will change as a result of the U.S. GARP Equity Reorganization. In addition, in order to meet the requirements of Rule 35d-1 under the 1940 Act, JPMorgan Fundamental Data Science Large Growth ETF will have a new 80% policy that will invest 80% in equity securities of large capitalization growth companies (companies with market capitalizations similar to those within the universe of the Russell 1000® Growth Index), while JPMorgan U.S. GARP Equity Fund currently invests at least 80% in equity securities of U.S. large and mid-capitalization companies.

JPMorgan U.S. GARP Equity Fund	JPMorgan Fundamental Data Science Large Growth ETF

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies located in the U.S. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with a market capitalization between $1 billion and $10 billion, at the time of purchase. An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes are high quality growth companies that have strong fundamentals and are trading at what the adviser determines to be attractive valuations. Generally these will be equity securities of companies within the Russell 1000® Growth Index. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.

Investment Process: The Fund has an actively managed strategy. In managing the Fund, the adviser employs a bottom-up approach to stock selection, focusing on high quality growth companies that have strong fundamentals and are trading at what the adviser determines to be attractive valuations. The adviser’s determination of valuation is based on proprietary fundamental research and data analysis, including information about earnings and cash flow. Because the adviser’s approach to managing the Fund seeks to identify growth companies with reasonable valuations, it is generally characterized as GARP (Growth at a Reasonable Price).

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large capitalization growth companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization similar to those within the universe of the Russell 1000® Growth Index at the time of purchase. As of the reconstitution of the Russell 1000® Growth Index on January 30, 2026, the market capitalization of the companies in the index ranged from $28.5 million to $4.1 trillion at the time of purchase. For purposes of this policy, growth companies are those that the adviser believes have growth potential compared to companies in the U.S. market more broadly, based on one or more or the following factors: projected future revenue growth, projected future earnings growth, historical revenue growth or historical earnings growth.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.

Investment Process: In managing the Fund, the adviser employs a data science enabled investment approach that combines research, data insights, and risk management. The adviser defines data science as the discipline of extracting useful insights from collections of information, and the adviser utilizes the insights as part of its investment process. The adviser also utilizes proprietary techniques to process, analyze, and combine a wide variety of data sources, including the adviser’s multi-decade history of proprietary fundamental research, company financial statements, and a variety of other data sources that the adviser finds relevant to conducting fundamental analysis. The adviser combines insights derived from these sources to forecast the financial prospects of each security, also known as fundamental analysis. Alongside its own insights, the Fund’s portfolio management team uses the forecasts developed through data science techniques to help to identify securities with attractive valuations that are priced favorably relative to

JPMorgan U.S. GARP Equity Fund	JPMorgan Fundamental Data Science Large Growth ETF

As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

their associated levels of risk. The Fund’s portfolio management team then constructs a portfolio that seeks to maximize expected future financial performance while controlling for key risks to the underlying companies’ businesses identified by the adviser’s analysis. The adviser assesses key risks by analyzing potential events or conditions that may have a negative impact on the adviser’s valuation of a particular security. Such key risks may include, but are not limited to, sensitivity to changes in macroeconomic conditions, competitive risks from existing companies or new entrants, and operational risks related to the companies’ business models. The adviser regularly evaluates the efficacy of the sources of information included within the investment process, and seeks to identify new data sources that will be additive to the adviser’s forecasts and portfolio construction, assessing the validity of its models and assumptions as new information becomes available and market conditions change.

As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

Comparison of the Funds’ Risks

The risks associated with an investment in each Target Fund and its corresponding Acquiring Fund are substantially similar, except that, as a shareholder of an Acquiring Fund you will be subject to risks related to the Acquiring Fund’s ETF structure; all other differences between the risks of the Acquiring Funds and those of the Target Funds, as described below, reflect only a tailoring or clarification of the risks of the Target Funds, and such differences do not reflect (and should not be interpreted to reflect) any difference in the way the Acquiring Funds will be managed as compared to the Target Funds. In the below discussion, the risks for each Target Fund and Acquiring Fund are identified, followed by a description of each risk of the Acquiring Funds.

California Tax Free Bond Reorganization

Main Risk - ● Additional Risk - ¡	JPMorgan California Tax Free Bond Fund	JPMorgan California Tax Free Bond ETF
Alternative Minimum Tax Risk	●	●
Auction Rate Securities Risk	¡	¡
California Geographic Concentration Risk	●	●
Cash Transactions Risk		●
CPI-U Strategy Risk	¡	¡
Credit Risk	●	●
Cyber Security Risk	¡	¡
Debt Securities and Other Callable Securities Risk	●	●
Derivatives Risk	¡	¡
Exchange-Traded Fund (ETF) and/or Other Investment Company Risk	¡	¡
Floating and Variable Rate Securities Risk	¡	¡
General Market Risk	●	●
Government Securities Risk	●	●
High Yield Securities Risk	●	●
Industry and Sector Focus Risk	●	●
Interest Rate Risk	●	●
Inverse Floating Rate Instrument Risk	¡	¡
Mortgage-Related and Other Asset-Backed Securities Risk	●	●
Municipal Housing Authority Obligations Risk	¡	¡
Municipal Obligations and Securities Risk	●	●
Pay-In-Kind and Deferred Payment Securities Risk	¡
Regulatory and Legal Risk	¡	¡
Restricted Securities Risk	¡	¡
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments	¡	●
Securities Lending Risk		¡
Structured Product Risk	¡	¡
Taxability Risk	●	●
Transactions and Liquidity Risk	●	●
Volcker Rule Risk	¡	¡
Zero-Coupon Bond Risk	●	●

New York Tax Free Bond Reorganization

Main Risk - ● Additional Risk - ¡	JPMorgan New York Tax Free Bond Fund	JPMorgan New York Tax Free Bond ETF
Alternative Minimum Tax Risk	●	●
Auction Rate Securities Risk	¡	¡
Cash Transactions Risk		●
CPI-U Strategy Risk	¡	¡
Credit Risk	●	●
Cyber Security Risk	¡	¡
Debt Securities and Other Callable Securities Risk	●	●
Derivatives Risk	¡	¡
Exchange-Traded Fund (ETF) and/or Other Investment Company Risk	¡	¡
Floating and Variable Rate Securities Risk	¡	¡
General Market Risk	●	●
Government Securities Risk	●	●

Main Risk - ● Additional Risk - ¡	JPMorgan New York Tax Free Bond Fund	JPMorgan New York Tax Free Bond ETF
High Yield Securities Risk	●	●
Industry and Sector Focus Risk	●	●
Interest Rate Risk	●	●
Inverse Floating Rate Instrument Risk	¡	¡
Mortgage-Related and Other Asset-Backed Securities Risk	●	●
Municipal Housing Authority Obligations Risk	¡
Municipal Obligations and Securities Risk	●	●
New York Geographic Concentration Risk	●	●
Pay-In-Kind and Deferred Payment Securities Risk	¡
Regulatory and Legal Risk		¡
Restricted Securities Risk	¡	¡
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments	¡	●
Securities Lending Risk		¡
Structured Product Risk	¡	¡
Taxability Risk	●	●
Transactions and Liquidity Risk	●	●
Volcker Rule Risk	¡	¡
Zero-Coupon Bond Risk	●	●

Preferred and Income Securities Reorganization

Main Risk - ● Additional Risk - ¡	JPMorgan Preferred and Income Securities Fund	JPMorgan Preferred and Income Securities ETF
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk	¡	¡
Auction Rate Securities Risk	¡	¡
Cash Transactions Risk		●
Concentration Risk	●	●
Convertible Securities Risk	●	●
Credit Risk	●	●
Currency Risk	●	●
Cyber Security Risk	¡	¡
Derivatives Risk	●	●
Distribution Risk	●	●
Equity Market Risk	●	●
Exchange-Traded Fund (ETF) and/or Other Investment Company Risk	¡	¡
European Market Risk	●	●
Extension Risk	●	●
Foreign Issuer Risk	●	●
Foreign Securities and Emerging Markets Risk	●	●
General Market Risk	●	●
Geographic Focus Risk	●	●
Government Securities Risk	●	●
High Yield Securities Risk	●	●
Hybrid Preferred Securities Risk	●	●
Industry and Sector Focus Risk	●	●
Inflation-Linked and Inflation-Protected Security Risk	¡	¡
Interest Rate Risk	●	●
Inverse Floater Risk	¡	¡
Master Limited Partnerships (MLPs) Risk	●	●

Main Risk - ● Additional Risk - ¡	JPMorgan Preferred and Income Securities Fund	JPMorgan Preferred and Income Securities ETF
Municipal Obligations and Securities Risk	¡	¡
Newer Fund Risk	¡	¡
Options Risk	●	●
Preferred Securities Risk	●	●
Prepayment Risk	●	●
Privately Placed Securities Risk	●	●
Real Estate Securities Risk	●	●
Regulatory and Legal Risk	¡	¡
REITs Risk	●	●
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments	●	●
Securities Lending Risk	¡	¡
Smaller Company Risk	¡	¡
Sovereign Debt Risk	●	●
Transactions and Liquidity Risk	●	●
Trust Preferred Securities Risk	●	●
Volcker Rule Risk	¡	¡
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk	●	●

U.S. GARP Equity Reorganization

Main Risk - ● Additional Risk - ¡	JPMorgan U.S. GARP Equity Fund	JPMorgan Fundamental Data Science Large Growth ETF
Convertible Securities Risk	¡	¡
Cyber Security Risk	¡	¡
Data Science Investment Approach Risk		●
Derivatives Risk	●	●
Equity Market Risk	●	●
Exchange-Traded Fund (ETF) and/or Other Investment Company Risk	¡	¡
Foreign Securities and Emerging Markets Risk	¡	¡
General Market Risk	●	●
Growth Investing Risk	●	●
Industry and Sector Focus Risk	●	●
Initial Public Offering (IPO) Risk		¡
Large Cap Company Risk	●	●
Master Limited Partnerships (MLPs) Risk	¡	¡
Non-Diversified Fund Risk	●	●
Preferred Securities Risk	¡	¡
Real Estate Securities Risk	¡	¡
Regulatory and Legal Risk	¡	¡
Securities Lending Risk	¡	¡
Smaller and/or Mid-Sized Company Risk	●	¡
Technology Sector Risk	●	●
Transactions and Liquidity Risk	●	¡
Value Investing Risk	●
Volcker Rule Risk	¡	¡

Additionally, JPMorgan California Tax Free Bond ETF, JPMorgan New York Tax Free Bond ETF, JPMorgan Preferred and Income Securities ETF, and JPMorgan Fundamental Data Science Large Growth ETF are subject to Authorized Participant Concentration Risk and Market Trading Risk.

Description of Investment Risks

Alternative Minimum Tax Risk. The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the property or housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of asset-backed, mortgage-related and mortgage-backed investments that include so-called “sub-prime” mortgages (which are loans made to borrowers with low credit ratings or other factors that increase the risk of default), credit risk transfer securities and credit-linked notes issued by government-related organizations and private issuers. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.

The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain real estate mortgage investment conduits (“REMICs”) that include Federal National Mortgage Association (“Fannie Mae”) mortgages) are not considered as government securities for purposes of the Fund’s investment strategies or policies. REMICs are a type of collateralized mortgage obligation which are federally tax-exempt entities that may be organized as trusts, partnerships, corporations or other types of associations. There is no government or government-sponsored guarantee for such privately issued investments.

The Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment. The values of interest-only (“IO”) and principal-only (“PO”) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of IO securities, while a rapid or unexpected decrease could have the same effect on PO securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or SPV, respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk”.

Auction Rate Securities Risk.2 The auction rate municipal securities the Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.

California Geographic Concentration Risk. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. Events in California are likely to affect the Fund’s investments and its performance and may involve greater risk than funds that invest in a broader base of securities. These events may include economic or political policy changes, tax base erosion, budget deficits and other financial difficulties, as well as changes in the credit ratings assigned to municipal issuers located in California. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations and adversely affect Fund performance. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California’s governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations and adversely affect Fund performance.

While California’s economy is broad, it does have major concentrations in high technology, trade, manufacturing, entertainment, government, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions entirely or partially in cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because the Fund may effect a portion of redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes a gain on these sales, this generally will cause the Fund to recognize a gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain

[2]

JPMorgan Preferred and Income Securities ETF’s Auction Rate Securities Risk includes the following disclosure in lieu of the paragraph: Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities and, due to auction failures in 2008, the auction market is limited. Failed auctions may adversely impact the liquidity of auction rate securities investments. There is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

Concentration Risk. Because the Fund will, under ordinary circumstances, invest a significant portion of its assets in securities of companies in the financials sector including securities in the banking, diversified financials, real estate (including REITs) and insurance industries, developments affecting the financials and these four industries within this sector may have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financials sector. In addition, companies in the financial sectors are highly dependent on the supply of short-term financing.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. In addition to being subject to a possible write-down upon the occurrence of a trigger event, contingent convertible securities may also be subject to a permanent write-down or conversion into equity (in whole or in part), if the applicable bank regulator or other public administrative authority having responsibility for managing the orderly dissolution of an institution (the resolution authority) has determined that the issuer is not viable. Even though the Fund does not invest in common stock as a principal investment strategy, the Fund will be subject to increased equity market risk in the event that such securities are converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not. As contingent convertible securities may be perpetual or have long-dated maturities, they may face greater interest rate sensitivity and may be subject to greater fluctuations in value than securities with shorter maturity dates. Such securities also may be subject to prepayment risk due to optional or mandatory redemption provisions. Certain types of convertible securities may decline in value or lose their value entirely if the issuer’s financial condition is significantly impaired.3

CPI-U Strategy Risk. A Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e.,

[3]

JPMorgan Preferred and Income Securities ETF’s Convertible Securities Risk includes the following disclosure: Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. In addition to being subject to a possible write-down upon the occurrence of a trigger event, contingent convertible securities may also be subject to a permanent write-down or conversion into equity (in whole or in part), if the applicable bank regulator or other public administrative authority having responsibility for managing the orderly dissolution of an institution (the resolution authority) has determined that the issuer is not viable. Even though the Fund does not invest in common stock as a principal investment strategy, the Fund will be subject to increased equity market risk in the event that such securities are converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not. As contingent convertible securities may be perpetual or have long-dated maturities, they may face greater interest rate sensitivity and may be subject to greater fluctuations in value than securities with shorter maturity dates. Such securities also may be subject to prepayment risk due to optional or mandatory redemption provisions.

the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, fraud, improper release, corruption and destruction of, or unauthorized access to, confidential, personal or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. The Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to processing and human errors, inadequate or failed internal or external processes, failures in systems and technology, cyberattacks, and similar events. While the Fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from such events, there are inherent limitations to these plans and systems, and certain risks may not yet be identified. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Data Science Investment Approach Risk. The Fund relies on a proprietary data science enabled selection approach that utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the adviser’s multi-decade history of proprietary fundamental research, company financial statements, and other relevant data sources, to forecast the financial prospects of each security and to assess key risks. There is no guarantee that the use of the Fund’s proprietary data science approach will result in effective investment decisions for the Fund, specifically to the extent the approach does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value.

Debt Securities and Other Callable Securities Risk. As part of its investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives Risk. (JPMorgan California Tax Free Bond ETF and JPMorgan New York Tax Free Bond ETF only). A Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce a Fund’s returns. Certain derivatives also expose the Fund to counterparty risk (which is the risk that the derivative counterparty will not fulfill its contractual obligations) and to the credit risk of the derivative counterparty. In addition, a Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies are limited in their ability to engage in derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives also can expose a Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Derivatives Risk. (JPMorgan Preferred and Income Securities ETF and JPMorgan Fundamental Data Science Large Growth ETF only). Derivatives, including futures contracts, options, swaps including interest rate and credit default swaps and forward contracts, credit derivatives and currency derivatives, may be riskier than other types of investments and may increase the volatility of the Fund.4 Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.5 Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss

[4]

JPMorgan Fundamental Data Science Large Growth ETF’s Derivatives Risk includes the following disclosure in lieu of the first sentence: Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund.

[5]

JPMorgan Fundamental Data Science Large Growth ETF’s Derivatives Risk includes the following disclosure in lieu of the eighth sentence: When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged.

resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Distribution Risk. The Fund is not designed to provide a predictable level of dividend income. The income payable on debt securities in general and the availability of investment opportunities varies based on market conditions. In addition, the Fund may not be effective in identifying income producing securities and managing distributions; as a result, the level of dividend income will fluctuate. The Fund’s investments are subject to various risks including the risk that the counterparty will not pay income when due which may adversely impact the level and volatility of dividend income paid by the Fund. The Fund does not guarantee that distributions will always be paid or that such dividends will not fluctuate.

Equity Market Risk. The Fund’s investments in preferred shares and convertible securities are subject to equity market risk.6 The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.

Exchange-Traded Fund (ETF) and/or Other Investment Company Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. A Fund is subject to the risks associated with the ETF’s or investment company’s investments.7 ETFs and companies that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their NAV (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Extension Risk. The Fund invests in securities that may be subject to the risk that a rise in interest rates or credit spreads will extend the life of a security to a date later than the anticipated repayment date, causing the value of the investment to decrease.

[6]	JPMorgan Fundamental Data Science Large Growth ETF’s Equity Market Risk does not include this sentence.
[7]

JPMorgan Fundamental Data Science Large Growth ETF’s Exchange-Traded Fund (ETF) and Other Investment Company Risk includes the following disclosure in lieu of the last four sentences: The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on a Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Foreign Issuer Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.

Foreign Securities and Emerging Markets Risk. Investments in foreign securities (including depositary receipts) are subject to special risks in addition to those of U.S. investments.8 These risks include political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. The Fund may also invest in non-dollar denominated securities. Investments in non-dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.9 If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on the Fund’s investments.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to

[8]

JPMorgan Fundamental Data Science Large Growth ETF’s Foreign Securities and Emerging Markets Risk includes the following disclosure in lieu of the first sentence: To the extent the Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments.

[9]	JPMorgan Fundamental Data Science Large Growth ETF’s Foreign Securities and Emerging Markets Risk does not include this sentence.

varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries may have hostile relations with other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries which can increase the risk of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie

Mae”), Fannie Mae, or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.10

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

High Yield Securities Risk. The Fund may invest in securities and instruments of municipal issuers that are highly leveraged, less creditworthy or financially distressed.11 These investments (also known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers.

Each of these factors might negatively impact the high yield instruments held by the Fund. No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk may be more pronounced for the Fund. When instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Hybrid Preferred Securities Risk. Hybrid preferred securities are debt instruments that have characteristics and risks similar to those of preferred securities. As hybrid preferred securities typically are perpetual or have long-dated maturities, they may face greater interest rate sensitivity and may be subject to greater fluctuations in value than securities with shorter maturity dates. Hybrid preferred securities are generally structured as debt securities that are subordinate to senior debt holders. In addition, the issuer of such securities may be permitted to defer interest payment. Such securities also may be subject to prepayment risk due to optional or mandatory redemption provisions.

[10]	JPMorgan Preferred and Income Securities ETF’s Government Securities Risk does not include this sentence.
[11]

JPMorgan Preferred and Income Securities ETF’s High Yield Securities Risk includes the following disclosure in lieu of the first sentence: The Fund may invest in securities that are issued by companies that are highly leveraged, less creditworthy or financially distressed.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.

Inflation-Linked and Inflation-Protected Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Initial Public Offering (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines.12 Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.13 The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases.14 Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.

Inverse Floater Risk. Inverse floaters and inverse IOs are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Generally, interest rates on these securities vary inversely with a short-term floating rate (which may be reset periodically). They are more volatile and more

[12]

JPMorgan Preferred and Income Securities ETF’s Interest Rate Risk includes the following disclosure in lieu of the first three sentences: The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines.

[13]

JPMorgan Preferred and Income Securities ETF’s Interest Rate Risk includes the following disclosure: The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

[14]

JPMorgan Preferred and Income Securities ETF’s Interest Rate Risk includes the following disclosure in lieu of this sentence: It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes.

sensitive to interest rate changes than other types of debt securities. Interest rates on inverse floaters and inverse IOs will decrease when the rate to which they are indexed increases, and will increase when the rate to which they are indexed decreases. In response to changes in market interest rates or other market conditions, the value of an inverse floater or inverse IO may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

Inverse Floating Rate Instrument Risk. The market value of an inverse floater residual certificate can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Inverse floater residual certificates entail a degree of leverage because the trust issues short-term securities in a ratio to the residual certificates with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If a Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust fails.

An inverse floater that has a higher degree of leverage is typically more volatile with respect to its price and income than an inverse floater having a lower degree of leverage. Under inverse floater arrangements, if the remarketing agent that offers the short-term securities for sale is unable to sell them, or if the holders tender (or put) them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed, and in the case of floaters created by a Fund, a Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, a Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Because of the accounting treatment for inverse floaters created by a Fund’s transfer of a municipal bond to a trust, a Fund’s financial statements will reflect these transactions as “secured borrowings,” which affects a Fund’s Statements of Assets and Liabilities and Operations, expense ratios and the Schedule of Investments will include the underlying municipal bond. A Fund’s annual fund operating expenses will include certain expenses and fees related to a Fund’s investments. Some of those expenses may be liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by a Fund. Under accounting rules, a Fund will also recognize additional income in an amount that directly corresponds to these expenses and, as a result a Fund’s NAVs per share and total returns will not be affected by these additional expenses.

Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.

Master Limited Partnerships (MLPs) Risk. (JPMorgan Preferred and Income Securities ETF only). The Fund invests in both equity and debt securities issued by MLPs. The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. Debt securities of MLPs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity interests in MLPs.

Master Limited Partnerships (MLPs) Risk. (JPMorgan Fundamental Data Science Large Growth ETF only). The Fund may invest in MLPs whose ownership interests are publicly traded and that primarily derive their income from, among other industries, the mining, production, transportation or processing of minerals or natural resources, although they may also finance entertainment, research and development, real estate and other projects. Investments held by an

MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of either rising or declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividend and yield. In either periods of rising or declining interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. CMOs, IOs and POs stripped mortgage-backed securities are more volatile and may be subject to a higher risk of nonpayment than other mortgage related securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.

Municipal Obligations and Securities Risk. Because the Fund may invest in municipal obligations, including municipal securities, the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal obligations, such as state and local governments and their agencies. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in the financial health of a municipal issuer may make it difficult for the issuer to make interest and principal payments when due.15 This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in

[15]

JPMorgan Preferred and Income Securities ETF’s Municipal Obligations and Securities Risk includes the following disclosure: Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due.

U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. While interest earned on municipal obligations is generally not subject to federal income tax, any interest earned on taxable municipal obligations is fully taxable at the federal level and may be subject to state and/or local income tax.

Newer Fund Risk. The Fund is new with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. In addition, until the Fund achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Fund, which may be subject to heightened volatility. In addition, there can be no assurance that the Fund will grow to or maintain an economically viable size.

New York Geographic Concentration Risk. Because the Fund invests primarily in municipal obligations issued by the State of New York and New York City, their political subdivisions, authorities, and agencies, its performance will be affected by the fiscal and economic health of that state, the city and their political subdivisions. Furthermore, any adverse tax, legislative, or political developments may have far-reaching impacts on the overall New York municipal securities market. As the nation’s financial capital, New York’s and New York City’s economy is heavily dependent on the financial sector, and may be sensitive to economic problems affecting the sector. Market conditions may impact the liquidity and valuation of New York municipal securities and the ability of entities issuing such securities to sell those securities in the public credit markets. The economic outlook for New York and New York City is unpredictable.

Non-Diversified Fund Risk. The Fund is non-diversified and may invest in a smaller number of instruments than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a fund which invests in more securities.

Options Risk. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets and even a well conceived transaction may be unsuccessful because of market behavior or unexpected events. Options may be volatile and there can be no assurance that a liquid secondary market will exist for any particular option at any particular time, even if the contract is traded on an exchange. Exchanges may halt trading in options thereby making it impossible for the Fund to enter into or close out option positions and impairing the Fund’s access to assets held to cover such options positions. The Fund may also be at risk that counterparties entering into an option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options.

Preferred Securities Risk. Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions. Preferred shares may carry different rights or obligations in jurisdictions outside of the United States.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. In addition, certain of the Fund’s investments such as preferred securities, hybrid preferred securities and contingent convertible securities may be subject to optional or mandatory redemption provisions. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are redeemed, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, including reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. Furthermore, a REIT could fail to qualify for tax free passthrough of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including the Fund.

The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

In addition, certain of the companies in which the Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of the Fund’s investment may decrease in value. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations or amend regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

REITs Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.

Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Smaller and/or Mid-Sized Company Risk. (Small Cap Company and/or Mid Cap Company Risk). Investments in smaller and mid-sized companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments. These risks are higher for small cap companies.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Structured Product Risk. Structured products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counter-party risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured product provides a put, the Fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Taxability Risk. There is no guarantee that all of the Fund’s income from municipal investments will remain exempt from federal or state or local income taxes. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable or there may be unfavorable changes in tax laws or noncompliant conduct of a securities issuer that may cause income from all or certain municipal securities to be taxable. In order to pay tax-exempt interest, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. If the Fund fails to meet the requirements necessary to pay out exempt-interest dividends to its shareholders, the income distributions resulting from all of its investments, including its municipal securities, may be subject to federal income tax when received by shareholders.

In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Technology Sector Risk. Market or economic factors impacting technology companies could have an impact on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs, all of which may have an adverse effect on their profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect their profitability.

Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. To the extent a large proportion of shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of the Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a buyer, or legal restrictions on the securities’ resale. Disruption to the activities of market makers and a limited pool of authorized participants could also contribute to decreased liquidity. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance. To the extent redemptions are effected in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Trust Preferred Securities Risk. Trust preferred securities, also known as “trust preferreds,” are preferred securities issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. The market for trust preferred securities may be limited due to restrictions on resale, and the market value may be more volatile than those of conventional debt securities. The value of trust preferred securities may fluctuate for several reasons, including changes in the financial condition of an issuer, investors’ perception of the financial condition of an issuer, or the general economic condition of the market for trust preferred securities.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 5% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy, with permissible extensions under certain circumstances. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including noncash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of interest-paying securities, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. Each Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level.16 Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. A Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (“PIK”) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.

Description of Structural Risks

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.

Market Trading Risk. Risk that Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of the Fund’s shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Exchange. Differences between secondary market prices of shares and the intraday value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.

[16]

JPMorgan Preferred and Income Securities ETF’s Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk includes the following disclosure in lieu of the first three sentences: The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level.

Given the fact that shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. While the creation/ redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances, and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. As a result of these factors, among others, the Fund’s shares may trade at a premium or discount to NAV, especially during periods of significant market volatility.

Given the nature of the relevant markets for certain of the securities for the Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs.

In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the shares’ NAV may widen.17

Cost of Buying or Selling Shares. When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase as a result of a decrease in the Fund’s trading volume, the spread of the Fund’s underlying securities, or reduced market liquidity. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that shares may trade at a discount to the Fund’s NAV. Such discount is likely to be greatest during significant market volatility.

Short Selling Risk. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

No Guarantee of Active Trading Market Risk. While shares are listed on the Exchange, there can be no assurance that active trading markets for the shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of the Fund’s shares, does not maintain a secondary market in the shares.

Trading Issues Risk. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. Under such circumstances, the Fund may be unable to buy or sell certain portfolio securities or financial instruments, may be unable to rebalance its portfolio, may be unable to accurately price its investments, and may experience disruptions to the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

How do the fundamental investment policies of the Funds compare?

The fundamental investment policies of each Target Fund and its corresponding Acquiring Fund are the same.

[17]

JPMorgan California Tax Free Bond ETF, JPMorgan New York Tax Free Bond ETF, and JPMorgan Fundamental Data Science Large Growth ETF’s Market Trading Risk. Risk that Shares of the Fund May Trade at Prices Other Than NAV Risk does not include this paragraph.

Where can I find more financial and performance information about the Funds?

Additional information is available in the Funds’ prospectuses, statements of additional information, the most recent annual reports, semi-annual shareholder reports, and financial statements and other information filed with the SEC on Form N-CSR, as applicable. Because the Acquiring Funds have not yet commenced operations, no financial statements are available for them.

The Target Funds’ prospectuses, as well as the Acquiring Funds’ prospectuses, are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus. A copy of each applicable Target Fund prospectus is available upon request from JPMorgan, free of charge. A copy of each applicable Acquiring Fund prospectus accompanies this Information Statement/Prospectus.

The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The Target Funds’ statements of additional information, as well as the Acquiring Funds’ statements of additional information, are incorporated therein by reference, and are available upon request.

The applicable prospectuses, statements of additional information, and the most recent annual and semi-annual shareholder reports have been filed with the SEC and are available, free of charge, by (i) calling JPMorgan toll-free at 1-800-480-4111, (ii) accessing the documents at the Funds’ website at https://am.jpmorgan.com/us/en/asset-management/adv/products/fund-documents/, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PRINCIPAL SHAREHOLDERS

As of the date hereof, each Acquiring Fund was not operational and, therefore, had no shareholders. As of April 14, 2026, the officers and Trustees of the Target Fund Trusts, as a group, owned or controlled less than 1% of the outstanding shares of each Target Fund. As of April 14, 2026, the below shareholders owned of record, or to the knowledge of the Target Fund, beneficially, 5% or more of the outstanding shares outstanding shares of the class identified of the Target Funds. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares.

California Tax Free Bond Reorganization

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
A SHARES	J.P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	47.42%	10.24%	10.24%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	27.66%	5.98%	5.98%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.12%	1.97%	1.97%
C SHARES	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	55.65%	0.54%	0.54%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	17.19%	0.17%	0.17%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.19%	0.06%	0.06%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.83%	0.06%	0.06%
I SHARES	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	76.00%	30.28%	30.28%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.20%	3.27%	3.27%
R6 SHARES	J. P. MORGAN SECURITIES LLC FBO 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	87.01%	32.70%	32.70%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	12.32%	4.63%	4.63%

^

On a pro forma basis assuming the value of the shareholder’s interest in the Target Fund on the date of the Reorganization, during which all share classes of the Target will be reorganized into ETF shares of the Acquiring Fund, is the same as on the Record Date.

New York Tax Free Bond Reorganization

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
A SHARES	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	65.83%	17.76%	17.76%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	5.69%	1.53%	1.53%
C SHARES	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	50.07%	0.95%	0.95%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	29.53%	0.56%	0.56%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.53%	0.14%	0.14%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.65%	0.11%	0.11%
I SHARES	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	49.18%	17.75%	17.75%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20.64%	7.45%	7.45%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	11.95%	4.32%	4.32%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.59%	3.46%	3.46%
R6 SHARES	J. P. MORGAN SECURITIES LLC FBO 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	96.64%	33.85%	33.85%

^

On a pro forma basis assuming the value of the shareholder’s interest in the Target Fund on the date of the Reorganization, during which all share classes of the Target will be reorganized into ETF shares of the Acquiring Fund, is the same as on the Record Date.

Preferred and Income Securities Reorganization

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
A SHARES	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	84.36%	1.36%	1.36%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.29%	0.10%	0.10%
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.44%	0.09%	0.09%
C SHARES	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	77.36%	1.13%	1.13%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	19.90%	0.29%	0.29%
I SHARES	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	97.25%	41.58%	41.58%
R6 SHARES	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	99.31%	53.80%	53.80%

^

On a pro forma basis assuming the value of the shareholder’s interest in the Target Fund on the date of the Reorganization, during which all share classes of the Target will be reorganized into ETF shares of the Acquiring Fund, is the same as on the Record Date.

U.S. GARP Equity Reorganization

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20.66%	2.33%	2.33%
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	13.65%	1.54%	1.54%
	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	11.82%	1.33%	1.33%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10.27%	1.16%	1.16%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	8.30%	0.93%	0.93%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.87%	0.89%	0.89%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.24%	0.59%	0.59%
C SHARES	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	38.96%	0.26%	0.26%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	20.90%	0.14%	0.14%
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	9.39%	0.06%	0.06%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.28%	0.06%	0.06%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.44%	0.04%	0.04%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.72%	0.04%	0.04%
I SHARES	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	24.71%	3.28%	3.28%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	18.45%	2.45%	2.45%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	14.14%	1.87%	1.87%
	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	6.57%	0.87%	0.87%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.22%	0.82%	0.82%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.70%	0.76%	0.76%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.45%	0.72%	0.72%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.33%	0.71%	0.71%
R2 SHARES	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	7.30%	0.18%	0.18%
R5 SHARES	EMPOWER TRUST FBO PEARSON RETIREMENT PLAN 401K 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	84.48%	7.81%	7.81%
	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6.46%	0.60%	0.60%
R6 SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	28.19%	17.78%	17.78%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	18.09%	11.41%	11.41%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.34%	9.67%	9.67%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.56%	5.40%	5.40%
	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ATTN TREASURY DEPT 5780 POWERS FERRY RD ATLANTA GA 30327-4347	6.16%	3.88%	3.88%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.12%	3.86%	3.86%

^

On a pro forma basis assuming the value of the shareholder’s interest in the Target Fund on the date of the Reorganization, during which all share classes of the Target will be reorganized into ETF shares of the Acquiring Fund, is the same as on the Record Date.

OTHER SERVICE PROVIDERS

Administrator. JPMIM, 270 Park Avenue, New York, NY 10117, serves as the administrator for the Target Funds and the Acquiring Funds. In its capacity as administrator, JPMIM receives the following annual fee from each of the Target Funds and Acquiring Funds for administration services: 0.075% of the first $10 billion of average daily net assets of the Fund, plus 0.050% of average daily net assets of the Fund between $10 billion and $20 billion, plus 0.025% of average daily net assets of the Fund between $20 billion and $25 billion, plus 0.010% of the average daily net assets of the Fund over $25 billion.

Distributor. JPMorgan Distribution Services, Inc., 1111 Polaris Parkway, Columbus, OH 43240, is the Distributor of the Target and Acquiring Funds’ shares.

Transfer Agents. SS&C GIDS, Inc. (“SS&C”), 2000 Crown Colony Drive, Quincy, MA 02169, serves as transfer and dividend disbursing agent for the Target Funds. As transfer agent and dividend disbursing agent for the Target Funds, SS&C is responsible for maintaining account records, detailing the ownership of Target Fund shares and for crediting income, capital gains, and other changes in share ownership to shareholder accounts. JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179, serves as the transfer agent for the Acquiring Funds. As transfer agent for the Acquiring Funds, JPMorgan Chase Bank is also responsible for maintaining account records, detailing the ownership of Acquiring Fund shares and for crediting income, capital gains, and other changes in share ownership to shareholder accounts. JPMorgan Chase Bank will be paid $250 per creation or redemption transaction. The ETF Trust may be reimbursed for all or part of this fee by the Authorized Participant placing the creation or redemption order.

Fund Accounting Agent. JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179, serves as the fund accounting agent for the Target Funds and Acquiring Funds.

Custodian. JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of each Target Fund’s investments and of each Acquiring Fund’s investments.

Trust Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, is counsel to the Trusts.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm to the Target Funds and Acquiring Funds.

Shareholder Servicing Agent. The Target Fund Trusts, on behalf of the Target Funds, have entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Target Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class C, and Class I Shares of each Target Fund. JPMDS may enter into service agreements with financial intermediaries under which it will pay all or a portion of the annual fee to such financial intermediaries for performing shareholder and administrative services.

Additional Compensation to Financial Intermediaries. With respect to the Target Funds, JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, financial intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), service fees, sub-transfer agency and networking fees that are paid to such financial intermediaries, as described elsewhere in the prospectus for each Target Fund. These additional cash payments are generally made to financial intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives, and financial intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a financial intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such financial intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See each Target Fund’s applicable statement of additional information for more information.

With respect to the Acquiring Funds, JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to financial intermediaries whose customers invest in shares of the Acquiring Fund. For this purpose, financial intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the financial intermediaries’ making shares of the Acquiring Fund available to their customers. Such compensation may provide such financial intermediaries with an incentive to favor sales of shares of the Acquiring Fund over other investment options they make available to their customers. See each Acquiring Fund’s applicable statement of additional information for more information.

ADDITIONAL INFORMATION

Shareholders Sharing the Same Address. Normally, if two or more shareholders share the same address and last name, only one copy of the Information Statement/Prospectus is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Acquiring Fund will deliver promptly a separate copy of the Information Statement/Prospectus to a shareholder at a shared address. Please call JPMorgan toll-free at 1-800-480-4111 if you would like to receive a separate copy of the Information Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand each Fund’s financial performance for the past five years or, if shorter, the period of that Fund’s operations, as indicated by the table.

Each Acquiring Fund is new and has no performance history as of the date of this Information Statement/Prospectus. Each Acquiring Fund will adopt the financial history, including the financial highlights, of its corresponding Target Fund following the Reorganizations.

For each of the Target Funds, the financial highlights are included in the applicable Target Fund prospectus, which is incorporated by reference herein. The financial highlights for the Target Funds have been audited by PricewaterhouseCoopers LLP, whose report, along with each Target Fund’s audited annual financial statements, are included in each Target Fund’s financial statements and other information filed with the SEC on Form N-CSR.

In addition, the unaudited financial highlights reflecting the six month period ended August 31, 2025 for the JPMorgan California Tax Free Bond Fund and the JPMorgan New York Tax Free Bond Fund, respectively, and the unaudited financial highlights reflecting the six month period ended December 31, 2025 for the JPMorgan Preferred and Income Securities Fund and JPMorgan U.S. GARP Equity Fund, respectively, are included in the applicable Acquiring Fund’s prospectuses, which are incorporated by reference herein.

Further information about each Target Fund’s performance is contained in the annual reports and financial statements and other information filed with the SEC on Form N-CSR. The Target Funds will furnish, without charge, a copy of their most recent financial statements and other information filed with the SEC on Form N-CSR to any shareholder upon request.

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (“Agreement”) is made as of this [ ] day of [ ], 2026, by J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (“ETF Trust”), on behalf of its series [ ] ETF (the “Acquiring Fund”), and [ ], (“Target Trust”), on behalf of its series [ ] (the “Target Fund”), and, with respect to paragraph 10.2 of this Agreement, J.P. Morgan Investment Management Inc. (“JPMIM”).

WHEREAS, each of the Target Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer, and delivery of all of the property and assets (“Assets”) of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) equal in aggregate net asset value to the outstanding shares of beneficial interest of the Target Fund (“Target Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities (“Liabilities”) of the Target Fund, (3) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund (“Target Fund Shareholders”) who hold Target Fund Shares through a brokerage account that can accept Acquiring Fund Shares, (4) the distribution of cash to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares, (5) with respect to Target Fund Shareholders who do not hold Target Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Target Fund Shares held by such Target Fund Shareholders, and (6) with respect to Target Fund Shareholders who hold Target Fund Shares through a fund direct individual retirement account (“IRA”), the exchange of Target Fund Shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund, equal in value to the net asset value of such Target Fund Shares held by such Target Fund Shareholders, in complete liquidation of the Target Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement. The Acquiring Fund is, and will be immediately prior to Closing (defined in paragraph 3.1), a shell series, without Assets or Liabilities, created for the purpose of acquiring the Assets and Liabilities of the Target Fund;

WHEREAS, the Board of Trustees of ETF Trust has determined, with respect to the Acquiring Fund, that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of Target Trust has determined, with respect to the Target Fund, that the Reorganization is in the best interests of the Target Fund and that the interests of the existing Target Fund Shareholders will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	REORGANIZATION

1.1.

Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Target Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its Assets, as set forth in paragraph 1.2, to the Acquiring Fund, and ETF Trust, on behalf of the Acquiring Fund, agrees in exchange therefor:

(a)

to deliver to the Target Fund a number of full shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the value of the Assets of the Target Fund attributable to the Target Fund Shares on such date, less:

i.	the value of cash to be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares;

ii.	the value of cash to be distributed to Target Fund Shareholders who do not hold Target Fund Shares through a brokerage account that can accept Acquiring Fund Shares (“Cash-Out

Shareholders”), who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares;

iii.

the value of the Target Fund Shares of Target Fund Shareholders whose Target Fund Shares are held through a fund direct IRA (“IRA Shareholders”), which shall be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the net asset value of such Target Fund Shares; and

iv.	the value of the Liabilities of the Target Fund attributable to those Target Fund Shares as of the time and date set forth in paragraph 3.1;

with the number of full shares to be delivered determined by dividing the value of such Target Fund’s net Assets (computed in the manner and as of the time and date set forth in paragraph 2.1), except for the sum of the values in subparagraph (a)(i)-(iv) of this paragraph 1.1, by the net asset value of one share of Acquiring Fund Shares (as computed in the manner and as of the time and date set forth in paragraph 2.2); and

(b)	to assume all Liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2.

The Assets of Target Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to ETF Trust, on behalf of the Acquiring Fund, shall consist of all assets of the Target Fund, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Date as defined in paragraph 2.1, except for assets having a value equal to the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1. The Target Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Target Fund after the Closing Date as stock dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the Acquiring Fund.

1.3.	ETF Trust, on behalf of the Acquiring Fund, shall assume all of the Liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date.

1.4.

Immediately following the actions contemplated by paragraph 1.1, Target Trust shall take such actions necessary to complete the liquidation of the Target Fund. To complete the liquidation, Target Trust, on behalf of the Target Fund, shall (a) distribute to the Target Fund Shareholders of record (other than Cash-Out Shareholders and IRA Shareholders) as of the Closing Date, as defined in paragraph 3.1, on a pro rata basis, the Acquiring Fund Shares received by Target Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) distribute cash, as provided in paragraph 1.1 to the Cash-Out Shareholders, and, with respect to IRA Shareholders, initiate the exchange of Target Fund shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund, equal in value to the net asset value of such Target Fund shares held by such Target Fund Shareholders, and (c) completely liquidate. Such liquidation shall be accomplished, with respect to the Target Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date less: (i) the value of cash to be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares; (ii) the value of cash to be distributed to Cash-Out Shareholders, who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares; and (iii) the value of the Target Fund Shares of IRA Shareholders whose Target Fund Shares are held through a fund direct IRA, which shall be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the net asset value of such Target Fund Shares. All issued and outstanding Target Fund Shares will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt: (1) in connection with the above-provided liquidation and distribution of Acquiring Fund Shares, if a Target Fund Shareholder does not hold their Target Fund Shares in a brokerage account that can accept the Acquiring Fund Shares being distributed, then such Target Fund Shareholder shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares; and (2) Target Fund Shareholders who hold Target Fund Shares through a fund direct IRA will have their shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of their Target Fund shares, unless such a Target Fund Shareholder provides alternative direction prior to the Reorganization.

1.5.	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.

Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

2.	VALUATION

2.1.

The value of the Assets of the Target Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, and after the declaration of any dividends by the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its Assets and Liabilities. The Target Fund will not treat an intraday unscheduled disruption or closure in NYSE trading on the Valuation Date as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE.

2.2.

The aggregate net asset value of the Acquiring Fund’s Acquiring Fund Shares shall be determined to four decimal places on the Valuation Date, using the valuation procedures established by the Board of Trustees of ETF Trust.

2.3.

The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Target Fund by dividing the value of the net assets with respect to the Target Fund Shares, determined as set forth in paragraph 2.1, except for the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1, by the net asset value per share of the Acquiring Fund Shares, determined as set forth in paragraph 2.2. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

3.	CLOSING AND CLOSING DATE

3.1.

The Closing Date shall be [ ], 2026, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties.

The “close of business” on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of JPMIM or at such other time and/or place, including by virtual means, as the parties may agree.

3.2.

Target Trust shall direct JPMorgan Chase Bank, N.A. (“JPMCB”), as custodian for the Target Fund (“Target Fund Custodian”), to deliver to ETF Trust, on behalf of the Acquiring Fund, at the Settlement Date, as defined below, a certificate of an authorized officer stating that (i) all Assets, cash and other financial interests of the Target Fund held by the Target Fund Custodian on behalf of the Target Fund pursuant to the Target Fund’s custody agreement with the Target Fund Custodian have been delivered to the Acquiring Fund, as of the date on which such Assets, cash and other financial interests actually settle (the “Settlement Date”), (ii) the Target Fund Custodian has paid any and all taxes with respect to the Target Fund that the Target Fund has specifically and properly instructed the Target Fund Custodian to pay, and agrees to notify the Acquiring Fund in the event it receives notification of any additional taxes that would be due with respect to the Target Fund, and (iii) all income that is received by the Target Fund Custodian after the Settlement Date for the account of the Target Fund will be credited to the Acquiring Fund in accordance with Section 2.7 of the September 1, 2010 Amended and Restated Global Custody and Fund Accounting Agreement between the Target Fund and the Target Fund Custodian, as amended from time to time. The Target Fund Custodian shall deliver to JPMCB, as the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), as of the Settlement Date by book entry, in accordance with the customary practices of the Target Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets of the Target Fund deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund Custodian on the Settlement Date.

3.3.

Target Trust shall direct SS&C GIDS, Inc. (formerly, DST Asset Manager Solutions, Inc.), in its capacity as transfer agent for the Target Fund (“Transfer Agent”), to deliver to ETF Trust, on behalf of the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of Target Fund Shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Target Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4.

In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net Assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the Trustees of Target Trust, with respect to the Target Fund and of the Trustees of ETF Trust with respect to the Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.	Except as has been fully disclosed in Schedule 4.1 to this Agreement, Target Trust, on behalf of the Target Fund, represents and warrants as follows:

(a)

The Target Fund is duly established as a series of Target Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Agreement and Declaration of Trust (collectively, the “Charter”), as amended, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Target Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Target Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Schedule 4.1.

(b)

Target Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”).

(d)

The current prospectuses and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)

On the Closing Date, Target Trust, on behalf of the Target Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, ETF Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)

The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of the Charter or by-laws of Target Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Target Trust, on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Target Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g)

All material contracts or other commitments of the Target Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h)

No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Target Trust’s knowledge, threatened against Target Trust, with respect to the Target Fund or any of the Target Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as disclosed on Schedule 4.1, Target Trust, on behalf of the Target Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)

The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Target Fund at [] have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements (true and correct copies of which have been furnished to Target Trust, on behalf of the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)

Since [ ], there has not been any material adverse change in the Target Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Target Fund’s investment policies. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund Liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k)

On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Target Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)

For each taxable year of its operation (including with respect to the taxable year that includes the Closing Date the portion of such taxable year up to the Closing date), the Target Fund has met or meets the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code.

(m)

All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Target Trust, on behalf of the Target Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares. The Target Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(n)

The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board of Trustees of Target Trust, on behalf of the Target Fund, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of Target Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)

The combined information statement and prospectus (“Information Statement/Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.5), insofar as it relates to the Target Fund and Target Trust, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2.	Except as has been fully disclosed to Target Trust in Schedule 4.2 to this Agreement, ETF Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)

The Acquiring Fund is duly established as a series of ETF Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Charter, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. ETF Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. ETF Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Schedule 4.2.

(b)

ETF Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)

The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)

The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Charter or by-laws of ETF Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which ETF Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ETF Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)

No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to ETF Trust’s knowledge, threatened against ETF Trust, with respect to the Acquiring Fund or any of the Acquiring Fund’s Assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Except as disclosed in Schedule 4.2 to this Agreement, ETF Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(g)

As the Acquiring Fund has not yet commenced operations, there has not been any material adverse change in the Acquiring Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment policies. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund Liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(h)	[Reserved].

(i)

The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and to be eligible to and will intend to compute its federal income tax under Section 852 of the Code for each taxable year.

(j)

All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by ETF Trust, on behalf of the Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by ETF Trust, on behalf of the Acquiring Fund.

(k)

The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trustees of ETF Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of ETF Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)

The Information Statement/Prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, ETF Trust and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	COVENANTS

ETF Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund, hereby further covenant as follows:

5.1.

The Target Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring Fund is not currently operational.

5.2.

The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.	The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.4.

Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.

ETF Trust, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Target Fund will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.6.

Each of the Acquiring Fund and the Target Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7.

Target Trust, on behalf of the Target Fund, covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as Target Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Target Trust’s, on behalf of the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the

Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.8.

The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.9.

The Acquiring Fund shall not change its Charter, prospectus or statement of additional information prior to closing so as to restrict permitted investments for the Acquiring Fund prior to the closing, except as required by the Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the election of Target Trust, to the performance by ETF Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.

All representations and warranties of ETF Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2.

ETF Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ETF Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3.

ETF Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as Target Trust, on behalf of the Target Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Target Trust, on behalf of the Target Fund, has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4.

ETF Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in its name by its President or Vice President and the Treasurer or Assistant Treasurer of ETF Trust, in a form reasonably satisfactory to Target Trust, on behalf of the Target Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Target Trust shall reasonably request.

6.5.

The Target Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Target Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of ETF Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the election of Target Trust, to the performance by Target Trust, on behalf of the Target Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1.

All representations and warranties of Target Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2.

Target Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Target Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3.

Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of Target Trust, on behalf of the Target Fund. Target Trust shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as ETF Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Target Trust’s, on behalf of the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

7.4.

Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by the President or Vice President and the Treasurer or Assistant Treasurer of Target Trust, in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as Target Trust, on behalf of the Acquiring Fund, shall reasonably request.

7.5.

The Target Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Target Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Target Trust, on behalf of the Target Fund, or ETF Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1.

This Agreement and the transactions contemplated herein shall have been approved by the Trustees of Target Trust, on behalf of the Target Fund, and ETF Trust, on behalf of the Acquiring Fund, in accordance with the provisions of the Charter and by-laws of Target Trust, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, Target Trust may not waive the condition set forth in this paragraph 8.1.

8.2.

On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of either of ETF Trust or Target Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by ETF Trust and Target Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the Assets of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.4.

The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	With respect to the Reorganization, the Acquiring Fund and the Target Fund shall have received an opinion of Dechert LLP, substantially to the effect that for U.S. federal income tax purposes:

(a)

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) (1)(F) of the Code, and the Acquiring Fund and Target Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)

Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for the assumption of the Liabilities of the Target Fund and issuance of the Acquiring Fund Shares;

(c)

Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Target Fund’s Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund Shares;

(d)

Under Section 354 of the Code, no gain or loss will be recognized by any Target Fund Shareholder upon the exchange of its Target Fund Shares solely for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(e)

Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(f)

Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund Shares exchanged therefor were held by such shareholder, provided the Target Fund Shares are held as capital assets at the time of the Reorganization;

(g)

Under Section 362(b) of the Code, the tax basis of the Assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately prior to the Reorganization;

(h)

Under Section 1223(2) of the Code, the holding period of the Assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund; and

(i)	The Target Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquiring Fund and the Target Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Dechert LLP’s opinion. Notwithstanding anything herein to the contrary, neither ETF Trust nor Target Trust may waive the conditions set forth in this paragraph 8.5.

8.6.

Target Trust and ETF Trust shall have received the opinion of Dechert LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to ETF Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund), substantially to the effect that, based upon certain facts and certifications made by ETF Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund, and their authorized officers, (a) ETF Trust is duly organized and validly existing under the laws of Delaware and has power to own all of its Assets and to carry on its business as presently conducted, and the Acquiring Fund is a series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and by-laws of ETF Trust; (b) Target Trust is duly organized and validly existing under the laws of the State of Delaware and has power to own all of its Assets and to carry on its business as presently conducted, and the Target Fund is a series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and by-laws of Target Trust; (c) the Acquiring Fund has the power to assume the Liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Target Fund by ETF Trust, on behalf of the Acquiring Fund, of the Assumption Instrument, the Acquiring Fund will have duly assumed such Liabilities; (d) the Target Fund has the power to sell, assign, transfer and deliver the Assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquiring Fund by Target Trust, on behalf of the Target Fund, of the Transfer Instruments against payment therefor, the Target Fund will have duly transferred such Assets to the Acquiring Fund; (e) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and the Target Fund and, assuming the Registration Statement and Information Statement/Prospectus comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquiring Fund and Target Fund, enforceable against the Acquiring Fund and Target Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); (f) the Acquiring Fund Shares to be issued for transfer to the Target Fund Shareholders as provided by this Agreement are duly authorized for issuance and, when issued and delivered by the Acquiring Fund against delivery of all of the Assets of the Target Fund as set forth in this Agreement, will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (g) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not, violate the Charter or by-laws of either ETF Trust or Target Trust, or result in a violation of the terms and provision of the agreements to which ETF Trust or the Acquiring Fund or Target Trust or the Target Fund is a party or by which either ETF Trust or the Acquiring Fund or Target Trust or the Target Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal, Delaware state court or governmental body is required for the consummation by ETF Trust and the Acquiring Fund and Target Trust and the Target Fund of the transactions contemplated by the Agreement, except such as have been obtained; (h) to the knowledge of such counsel, based on discussions with officers of ETF Trust and Target Trust but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to ETF Trust, with respect to the Acquiring Fund, or Target Trust, with respect to the Target Fund, or any of their respective Assets, that, if adversely determined, would materially and adversely affect their respective financial conditions or the conduct of their respective businesses; to the knowledge of such counsel, based on discussions with officers of ETF Trust and Target Trust but without other independent investigation, neither ETF Trust nor Target Trust nor the Acquiring Fund or Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and, to the knowledge of such counsel, based on discussions with officers of ETF Trust and Target Trust but without other independent investigation, there is no legal or governmental proceeding relating to ETF Trust or the Acquiring Fund or Target Trust or the Target Fund pending on or before the date of mailing of the Information Statement/Prospectus or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein; (i) each of ETF Trust and Target Trust is registered with the Commission as an investment company under the 1940 Act; and (j) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, (1) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (2) no proceedings for that purpose have been instituted or threatened by the Commission.

8.7.

The Assets of the Target Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Charter or of investment policies disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.	INDEMNIFICATION

9.1.

The Acquiring Fund, solely out of its Assets (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless Target Trust and its Trustees and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by ETF Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2.

The Target Fund, solely out of its Assets (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless ETF Trust and its Trustees and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Target Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Target Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKERAGE FEES AND BROKERAGE EXPENSES; REORGANIZATION COSTS

10.1.

ETF Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.

JPMIM will pay for the costs incurred by the Funds associated with the Reorganization (including the legal costs associated with the Reorganization) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Funds and Acquiring Funds associated with the Reorganization, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of Assets as part of the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of Assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.

Each of ETF Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund, agrees that it has not made any representation, warranty nor covenant, on behalf of either the Target Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.

The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trustees of ETF Trust with respect to the Acquiring Fund or Target Trust with respect to the Target Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund, respectively.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of ETF Trust and Target Trust.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

277 Park Avenue, New York, NY 10017, to the attention of the Target Trust’s secretary and with a copy to Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, attn: Allison Fumai.

15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.	The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written.

Target Trust, on behalf of Target Fund	J.P. Morgan Exchange-Traded Fund Trust, on behalf of Acquiring Fund

By:	By:
Name:	Name:
Title:	Title:

With respect to paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

J.P. Morgan Investment Management Inc.

By:
Name:
Title:

Schedule 4.1

Disclosure Form – Target Trust

[ ]

Schedule 4.2

Disclosure Form – J.P. Morgan Exchange-Traded Fund Trust

[ ]

APPENDIX B

COMPARISON OF GOVERNING INSTRUMENTS

The following is a summary of certain important differences between the organizational documents governing the Target Funds and the Acquiring Funds. It is not a complete description of these governing documents. In many instances, shareholders of the Target Funds will have the same or similar rights as shareholders of the Acquiring Funds. For more information, shareholders should review the applicable governing documents in their entirety.

•

JPMorgan California Tax Free Bond Fund is a series of JPMorgan Trust I (“Trust I”), which is a Delaware statutory trust that is governed both by the Delaware Statutory Trust Act (“Delaware Act”) and Trust I’s Declaration of Trust.

•	JPMorgan New York Tax Free Bond Fund is a series of Trust I that is governed both by the Delaware Act and Trust I’s Declaration of Trust.
•

JPMorgan Preferred and Income Securities Fund is a series of JPMorgan Trust IV (“Trust IV”), which is a Delaware statutory trust that is governed both by the Delaware Act and Trust IV’s Declaration of Trust.

•	JPMorgan U.S. GARP Equity Fund is a series of Trust I that is governed both by the Delaware Act and Trust I’s Declaration of Trust.
•

Each Acquiring Fund is a separate series of J.P. Morgan Exchange-Traded Fund Trust (“ETF Trust”), which is a Delaware statutory trust that is governed both by the Delaware Act and ETF Trust’s Declaration of Trust.

Shareholder Meetings
Trust I and Trust IV

Special meetings of the shareholders of the trust may be called at any time by the trustees or by the president or the secretary for the purpose of taking action upon any matter requiring the vote or authority of the shareholders of the trust as provided therein or provided in the declaration of trust or upon any other matter as to which such vote or authority is deemed by the trustees or the president to be necessary or desirable.

Meetings of the shareholders of the trust may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least ten percent (10%) of the outstanding shares of the trust entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such shareholders.

ETF Trust

Special meetings of the shareholders of the trust may be called at any time by the trustees or by the president or the secretary for the purpose of taking action upon any matter requiring the vote or authority of the shareholders of the trust as provided therein or provided in the declaration of trust or upon any other matter as to which such vote or authority is deemed by the trustees or the president to be necessary or desirable.

Meetings of the shareholders of the trust may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least twenty-five percent (25%) of the outstanding shares of the trust entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such shareholders.

Voting Rights
Trust I and Trust IV

As to each matter on which a shareholder is entitled to vote, such shareholder shall be entitled to one vote for each dollar of NAV represented by such shareholder’s shares and a proportionate fractional vote with respect to the remainder of the NAV of such shares, if any.

On any matters submitted to a vote of the shareholders, all outstanding shares of the trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series; (ii) when the matter involves any action that the trustees have determined will affect only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

ETF Trust

As to each matter on which a shareholder is entitled to vote, such shareholder shall be entitled to one vote for each dollar of NAV represented by such shareholder’s shares and a proportionate fractional vote with respect to the remainder of the NAV of such shares, if any.

On any matters submitted to a vote of the shareholders, all outstanding shares of the trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series; (ii) when the matter involves any action that the trustees have determined will affect only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

Quorum
Trust I

Except when a larger quorum is required by applicable law, by the by-laws or by the declaration of trust, a majority of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When any one or more series (or classes) is to vote as a single class separate from any other shares, a majority of the outstanding shares of each such series (or class) entitled to vote shall constitute a quorum at a shareholders’ meeting of that series (or class).

Trust IV and ETF Trust

Except when a larger quorum is required by applicable law, by the by-laws or by the declaration of trust, one-third of the outstanding shares entitled to vote in person or by proxy shall constitute a quorum at a shareholders’ meeting. When any one or more series (or classes) is to vote as a single class separate from any other shares, one-third of the outstanding shares of each such series (or class) entitled to vote in person or by proxy shall constitute a quorum at a shareholders’ meeting of that series (or class).

Required Vote
Trust I

Except when a larger vote is required by any provision of the declaration of trust or the by-laws or by applicable law, when a quorum is present at any meeting, a majority of the outstanding shares voted shall decide any questions, including the election of trustees, provided that where any provision of law or of the declaration of trust requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the outstanding shares of that series (or class) voted on the matter shall decide that matter insofar as that series (or class) is concerned.

Trust IV and ETF Trust

Except when a larger vote is required by any provision of the declaration of trust or the by-laws or by applicable law, when a quorum is present at any meeting, a majority of the outstanding shares cast shall decide any questions, except with respect to the election of trustees, which shall be decided by a plurality of the votes cast in person or by proxy, provided that where any provision of law or of the declaration of trust requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the outstanding shares of that series (or class) cast on the matter shall decide that matter insofar as that series (or class) is concerned.

Shareholder Liability
Trust I and Trust IV

No shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the trust or any series or class. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

ETF Trust

No shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the trust or any series or class. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

Trustee Removal
Trust I and Trust IV

Any trustee may be removed (a) with or without cause at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust, or (b) with or without cause at any time by written instrument signed by a supermajority of trustees, or by resolution approved by a supermajority of trustees, specifying the date when such removal shall become effective.

ETF Trust

Any trustee may be removed (a) with or without cause at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust, or (b) with or without cause at any time by written instrument signed by a supermajority of trustees, or by resolution approved by a supermajority of trustees, specifying the date when such removal shall become effective.

Amendments to Declaration of Trust
Trust I and Trust IV

Except as specifically provided in the declaration of trust, the trustees may, without shareholder vote, restate, amend, or otherwise supplement the declaration of trust.

Shareholders shall have the right to vote on: (i) any amendment that would affect their right to vote on certain matters granted in declaration of trust; (ii) any amendment to the provisions of the declaration of trust relating to amendments of the declaration of trust; (iii) any amendment that may require their vote under applicable law or by the trust’s registration statement, as filed with the SEC; and (iv) any amendment submitted to them for their vote by the trustees.

Notwithstanding anything else in the declaration of trust, no amendment of the declaration of trust shall limit the rights to insurance provided therein with respect to any acts or omissions of persons covered by the declaration of trust prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in therein or as provided in the by-laws with respect to any acts or omissions of persons covered thereby prior to such amendment.

Neither the certificate of trust nor the declaration of trust may be amended to reduce the percentage of trustees necessary to constitute a supermajority of trustees or to eliminate the requirement for approval of a supermajority of trustees as to any matter without the approval of a supermajority of trustees.

ETF Trust

Except as specifically provided in the declaration of trust, the trustees may, without shareholder vote, restate, amend, or otherwise supplement the declaration of trust.

Shareholders shall have the right to vote on: (i) any amendment that would affect their right to vote on certain matters granted in declaration of trust; (ii) any amendment to the provisions of the declaration of trust relating to amendments of the declaration of trust; (iii) any amendment that may require their vote under applicable law or by the trust’s registration statement, as filed with the SEC; and (iv) any amendment submitted to them for their vote by the trustees.

Notwithstanding anything else in the declaration of trust, no amendment of the declaration of trust shall limit the rights to insurance provided therein with respect to any acts or omissions of persons covered by the declaration of trust prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in therein or as provided in the by-laws with respect to any acts or omissions of persons covered thereby prior to such amendment.

Neither the certificate of trust nor the declaration of trust may be amended to reduce the percentage of trustees necessary to constitute a supermajority of trustees or to eliminate the requirement for approval of a supermajority of trustees as to any matter without the approval of a supermajority of trustees.

Dissolution
Trust I and Trust IV

The trust may be dissolved at any time by vote of a majority of the outstanding shares of each series entitled to vote or by the trustees by written notice to the shareholders. Any series of shares or class thereof may be dissolved at any time by vote of a majority of the outstanding shares of such series or class entitled to vote or by the trustees by written notice to the shareholders of such series or class.

ETF Trust

The trust may be dissolved at any time by vote of a majority of the outstanding shares of each series entitled to vote or by the trustees by written notice to the shareholders. Any series of shares or class thereof may be dissolved at any time by vote of a majority of the outstanding shares of such series or class entitled to vote or by the trustees by written notice to the shareholders of such series or class.

Derivative Actions
Trust I and Trust IV

Shareholders of the trust or any series may not bring a derivative action to enforce the right of the trust or an affected series, as applicable, unless certain conditions are met, including: (i) each complaining shareholder was a shareholder of the trust or the affected series, as applicable, at the time of the action or failure to act complained of; (ii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand containing certain information to the trustees requesting that the trustees cause the trust or affected series, as applicable, to file the action itself; (iii) shareholders owning shares representing at least 10% of the voting power of the trust or the affected series, as applicable, must join in bringing the derivative action; and (iv) a copy of the derivative complaint must be served on the trust.

Within 30 calendar days of the receipt of such demand by the trustees, those trustees who are not deemed to be interested persons of the trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the trust or the affected series, as applicable. If the demand for derivative action has not been considered within 30 calendar days of the receipt of such demand by the trustees, the complaining shareholders may not be barred from commencing a derivative action.

If a majority of those trustees who are not deemed to be interested persons of the trust have determined that maintaining a suit would not be in the best interests of the trust or the affected series, as applicable, the complaining shareholders shall be barred from commencing the derivative action.

ETF Trust

Shareholders of the trust or any series may not bring a derivative action to enforce the right of the trust or an affected series, as applicable, unless certain conditions are met, including: (i) each complaining shareholder was a shareholder of the trust or the affected series, as applicable, at the time of the action or failure to act complained of; (ii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand containing certain information to the trustees requesting that the trustees cause the trust or affected series, as applicable, to file the action itself; and (iii) a copy of the derivative complaint must be served on the trust.

Within 90 calendar days (with the ability to extend up to a maximum of 120 days) of the receipt of such demand by the trustees, the independent trustees will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the trust or the affected series, as applicable.

If notice of a decision has not been sent to the complaining shareholder within the time permitted, the complaining shareholders may not be barred from commencing a derivative action.

If a majority of the independent trustees have determined that maintaining a suit would not be in the best interests of the trust or the affected series, as applicable, the complaining shareholders shall be barred from commencing the derivative action.

STATEMENT OF ADDITIONAL INFORMATION

DATED April 20, 2026

Registration Statement on Form N-14 Filed by:

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

277 Park Avenue

New York, New York 10172

Acquisition of All of the Assets and Liabilities of:

JPMorgan California Tax Free Bond Fund (a series of JPMorgan Trust I),

JPMorgan New York Tax Free Bond Fund (a series of JPMorgan Trust I),

JPMorgan Preferred and Income Securities Fund (a series of JPMorgan Trust IV),

JPMorgan U.S. GARP Equity Fund (a series of JPMorgan Trust I),

by and in exchange for shares of

(each a series of J.P. Morgan Exchange-Traded Fund Trust):

JPMorgan California Tax Free Bond ETF,

JPMorgan New York Tax Free Bond ETF,

JPMorgan Preferred and Income Securities ETF,

JPMorgan Fundamental Data Science Large Growth ETF,

respectively.

This Statement of Additional Information (“SAI”) is being furnished upon request to shareholders of certain series (each, a “Target Fund”) of JPMorgan Trust I (“Trust I”) and JPMorgan Trust IV (“Trust IV” and together with Trust I, the “Target Fund Trusts”) in connection with the reorganization of each Target Fund into a newly-created exchange-traded fund (“ETF”) in the form of a corresponding series (each, an “Acquiring Fund” and together with the Target Funds, the “Funds”) of J.P. Morgan Exchange-Traded Fund Trust (the “ETF Trust”), along with the subsequent liquidation of each Target Fund as listed in the chart below (each such reorganization and liquidation, a “Reorganization”), and as described in the related Information Statement/Prospectus:

Reorganization	Target Fund	Acquiring Fund

California Tax Free Bond Reorganization	JPMorgan California Tax Free Bond Fund, a series of Trust I	JPMorgan California Tax Free Bond ETF, a series of ETF Trust

New York Tax Free Bond Reorganization	JPMorgan New York Tax Free Bond Fund, a series of Trust I	JPMorgan New York Tax Free Bond ETF, a series of ETF Trust

Preferred and Income Securities Reorganization	JPMorgan Preferred and Income Securities Fund, a series of Trust IV	JPMorgan Preferred and Income Securities ETF, a series of ETF Trust

U.S. GARP Equity Reorganization	JPMorgan U.S. GARP Equity Fund, a series of Trust I	JPMorgan Fundamental Data Science Large Growth ETF, a series of ETF Trust

1

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein (is legally considered to be part of this SAI):

1.

The Statement of Additional Information of the JPMorgan California Tax Free Bond Fund, dated July 1, 2025, as supplemented and amended to date (as previously filed via EDGAR on June  26, 2025 [Accession No. 0001193125-25-148535]);

2.

The Statement of Additional Information of the JPMorgan New York Tax Free Bond, dated July 1, 2025, as supplemented and amended to date (as previously filed via EDGAR on June  26, 2025 [Accession No. 0001193125-25-148535]);

3.

The Statement of Additional Information of the JPMorgan Preferred and Income Securities Fund, dated November 1, 2025, as supplemented and amended to date (as previously filed via EDGAR on October  22, 2025 [Accession No. 0001193125-25-246487]);

4.

The Statement of Additional Information of the JPMorgan U.S. GARP Equity Fund, dated November 1, 2025, as supplemented and amended to date (as previously filed via EDGAR on October  22, 2025 [Accession No. 0001193125-25-246532]);

5.

The audited financial statements, including the financial highlights, and related report of the independent public accounting firm appearing in the JPMorgan California Tax Free Bond Fund’s Annual Report to shareholders for the period ended February  28, 2025 (as previously filed via EDGAR on May 6, 2025 [Accession No. 0001193125-25-113925]);

6.

The audited financial statements, including the financial highlights, and related report of the independent public accounting firm appearing in the JPMorgan New York Tax Free Bond Fund’s Annual Report to shareholders for the period ended February  28, 2025 (as previously filed via EDGAR on May 6, 2025 [Accession No. 0001193125-25-113925]);

7.

The audited financial statements, including the financial highlights, and related report of the independent public accounting firm appearing in the JPMorgan Preferred and Income Securities Fund’s Annual Report to shareholders for the period ended June  30, 2025 (as previously filed via EDGAR on September 2, 2025 [Accession No. 0001193125-25-193926]);

8.

The audited financial statements, including the financial highlights, and related report of the independent public accounting firm appearing in the JPMorgan U.S. GARP Equity Fund’s Annual Report to shareholders for the period ended June  30, 2025 (as previously filed via EDGAR on September  2, 2025 [Accession No. 0001193125-25-193897]);

9.

The unaudited financial statements appearing in the JPMorgan California Tax Free Bond Fund’s Semi-Annual Report to shareholders for the period ended August 31, 2025 (as previously filed via EDGAR on November  5, 2025 [Accession No. 0001193125-25-267143]);

10.

The unaudited financial statements appearing in the JPMorgan New York Tax Free Bond Fund’s Semi-Annual Report to shareholders for the period ended August 31, 2025 (as previously filed via EDGAR on November  5, 2025 [Accession No. 0001193125-25-267143]);

11.

The Statement of Additional Information of each of the JPMorgan California Tax Free Bond ETF, JPMorgan New York Tax Free Bond ETF, JPMorgan Preferred and Income Securities ETF, and JPMorgan Fundamental Data Science Large Growth ETF dated March  4, 2026, as supplemented and amended to date (as previously filed via EDGAR on March  4, 2026 [Accession No. 0001193125-26-090928]).

2

Because each Acquiring Fund was newly-created for the purposes of its respective Reorganization, the Acquiring Funds have not published financial statements. Each Acquiring Fund is a newly-created shell series of ETF Trust with no assets or liabilities that will commence operations upon consummation of the respective Reorganization and continue the operations of the corresponding Target Fund. Each Target Fund shall be the accounting and performance survivor in its respective Reorganization, and each corresponding Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the corresponding Target Fund.

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated April 20, 2026, relating to the Reorganizations.

The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by calling collect at 1-800-480-4111, by writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143, or by accessing documents relating to the Target Funds at the Funds’ website at www.jpmorganfunds.com.

Supplemental Financial Information

Tables showing the fees and expenses of each Acquiring Fund and its corresponding Target Fund, and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the proposed Reorganizations, are included in the section entitled “What are the fees and expenses of the Funds and what might they be after the Reorganizations?” in the Information Statement/Prospectus. The fee tables do not include separate pro forma tables representing the combined Funds following the Reorganization because the Acquiring Funds pro forma tables show the fees and expenses that will apply going forward; the Acquiring Funds are not operational and do not currently have investment assets. The Reorganizations will not result in a material change to any of the Target Funds’ portfolio holdings, as each Acquiring Fund has the same or substantially similar investment objectives, investment strategies, and investment restrictions as its corresponding Target Fund (except as otherwise noted in the Information Statement/Prospectus). Accordingly, a schedule of investments of each Target Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting policies of each Target Fund as compared to those of its corresponding Acquiring Fund.

3